Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

GUARANTEE AND COLLATERAL AGREEMENT

dated as of March 27, 2013

made by

SIRVA, INC.,

SIRVA WORLDWIDE, INC.

and certain of its Subsidiaries

in favor of

GOLDMAN SACHS BANK USA

as Collateral Agent

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SECTION VII THE COLLATERAL AGENT		40
7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc.	40
7.2	Duty of the Collateral Agent	42
7.3	Execution of Financing Statements	42
7.4	Authority of the Collateral Agent	43
7.5	Right Of Inspection	43

SECTION VIII MISCELLANEOUS		44
8.1	Amendments in Writing	44
8.2	Notices	44
8.3	No Waiver by Course of Conduct; Cumulative Remedies	44
8.4	Enforcement Expenses; Indemnification	44
8.5	Successors and Assigns	44
8.6	Set-Off	45
8.7	Counterparts	45
8.8	Severability	45
8.9	Section Headings	45
8.10	Integration	45
8.11	GOVERNING LAW	45
8.12	Submission To Jurisdiction; Waivers	46
8.13	Acknowledgments	46
8.14	WAIVER OF JURY TRIAL	46
8.15	Additional Granting Parties	47
8.16	Security Interest Absolute; Termination or Release	47
8.17	Intercreditor Agreement	48

SCHEDULES

1	Notice Addresses of Guarantors
2	Description of Pledged Securities
3	Location of Jurisdiction of Organization
4	Copyrights and Copyright Licenses; Patents and Patent Licenses; Trademarks and Trademark Licenses
5	Existing Prior Liens
6	Receivables
7	Contracts
8	Commercial Tort Claims
9	Collateral Accounts

ANNEX

1	Assumption Agreement

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GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT dated as of March 27, 2013 made by SIRVA, INC., a Delaware corporation (“Holdings”), SIRVA WORLDWIDE, INC., a Delaware corporation (the “Borrower”), and each of the other signatories hereto (together with the Borrower, Holdings and any other Subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, collectively, the “Granting Parties”; individually, a “Granting Party”), in favor of GOLDMAN SACHS BANK USA, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of March 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Goldman Sachs Bank USA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and Collateral Agent, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses; and

WHEREAS, the Borrower and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Granting Party hereby agrees with the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, as follows:

SECTION I

DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Code are used herein as so defined: Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter of Credit Rights and Securities Account.

(b) The following terms shall have the following meanings:

“Account Debtor”: any Person who is obligated on an Account, Chattel Paper or a General Intangible.

“Accounts”: all accounts (as defined in the Code) of the Grantors, including, without limitation, all Accounts (as defined in the Credit Agreement) of the Grantors.

“Administrative Agent”: as defined in the recitals hereto.

“Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Borrower”: as defined in the preamble hereto.

“Borrower Obligations”: as defined in the Credit Agreement.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”: as defined in Section 3.1, subject to the exclusions of Section 3.3.

“Collateral Agent”: as defined in the preamble hereto.

“Collections”: all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).

“Commercial Tort Claims”: all Commercial Tort Claims listed on Schedule 8 (as supplemented in writing from time to time pursuant to Section 5.2.15).

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Contracts”: with respect to any Grantor, the contracts, agreements, instruments and indentures listed on Schedule 7, as the same may from time to time be amended, waived, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Control Agreement”: a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, among a Grantor, the Collateral Agent and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

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“Controlled Account: as defined in Section 5.2.17(a).

“Controlled Account Agreements”: those certain cash management agreements, in form and substance reasonably satisfactory to the Collateral Agent, among a Grantor, Agent and Controlled Account Bank.

“Controlled Account Bank”: as defined in Section 5.2.17(a).

“Copyright Licenses”: with respect to any Grantor, all written or oral license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary providing for the grant by or to such Grantor of any right to use any Copyright now or hereafter owned by Grantor or such other Person, including, without limitation, the license agreements listed on Schedule 4 subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all copyrights arising under the laws of the United States or any group of countries, other country, or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations thereof and all applications in connection therewith, including, without limitation, the copyright registrations listed on Schedule 4, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements thereof.

“Credit Agreement”: as defined in the preamble hereto.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, and excluding any payroll, tax or trust accounts.

“Excluded Accounts”: (i) accounts for the payment of payroll and employee benefits, escrow accounts, tax accounts and trust accounts, (ii) accounts in the name of Alliance Relocation Services, Inc. and J.D.C. International, Inc., subject to the provisions of Section 5.15 of the ABL Credit Agreement, (iv) accounts established in connection with or pursuant to documentation executed in connection with any Relocation SPV Financing and (v) deposit accounts having an average daily balance in any fiscal quarter of less than $25,000.

“Excluded Swap Obligations”: with respect to any Guarantor, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any

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guarantee thereof) is illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest would otherwise have become effective with respect to such related Swap Obligation but for such Guarantor’s failure to constitute an “eligible contract participant” at such time.

“Foreign Subsidiary Holdco”: any Domestic Subsidiary substantially all of whose assets consist of equity interests in (i) Foreign Subsidiaries and/or (ii) other Foreign Subsidiary Holdcos.

“Granting Party” and “Granting Parties”: as defined in the preamble hereto.

“Grantor” and “Grantors”: the Borrower and each Subsidiary of the Borrower that, from time to time, becomes a party hereto.

“Grantor Pledged Collateral”: as defined in Section 3.2(a), subject to the exclusions of Section 3.3.

“Guarantor Obligations”: as defined in the Credit Agreement.

“Guarantors”: the collective reference to each Granting Party other than the Borrower and Holdings.

“Holdings”: as defined in the preamble hereto.

“Holdings Obligations”: all obligations and liabilities of Holdings which may arise under or in connection with this Agreement (including, without limitation, Section 3) or any other Loan Document to which Holdings is a party, in each case whether on account of obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or to the Lenders that are required to be paid by Holdings pursuant to the terms of this Agreement or any other Loan Document). Without limiting the generality of the foregoing, Holdings Obligations shall include all amounts that constitute part of the Holdings Obligations and would be owed by the Borrower to the Collateral Agent or the Lenders but for the fact that they are unenforceable or not allowable under Debtor Relief Laws.

“Holdings Pledged Collateral”: as defined in Section 3.2(b), subject to the exclusions of Section 3.3.

“Intellectual Property”: with respect to any Grantor, the collective reference to all rights, priorities and privileges relating to (i) patents (including all reissues thereof), patent licenses, patent applications, (including all divisions, continuations and extensions thereof); (ii) trademarks, service marks, trade names, logos, Internet domain names, and any applications for registration of any of the foregoing, trademark licenses and service mark licenses, together with all goodwill associated with each of the foregoing items

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within this clause (ii); (iii) copyrights and any registrations and applications for registration therefor, copyright licenses; (iv) technology, trade secrets, confidential information, know-how, and processes material, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trademarks and Trademark Licenses.

“Intercompany Note”: with respect to any Granting Party, any promissory note in a principal amount in excess of $250,000 individually evidencing loans made by such Granting Party to Holdings, the Borrower or any of the Borrower’s Subsidiaries.

“Investment Property”: other than any Capital Stock of any Foreign Subsidiary excluded from the definition of “Pledged Stock”, the collective reference to: (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof, and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”: the collective reference to the Persons identified on Schedule 2 as the issuers of a Pledged Security and any other issuer of any Pledged Securities.

“Lenders”: as defined in the preamble hereto.

“Money”: all money (as defined in the Code) of the Grantors.

“Obligations”: as defined in the Credit Agreement.

“Patent Licenses”: with respect to any Grantor, all written or oral license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any of the Patents of such Grantor or such other Person’s patents, now or hereafter owned, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 4, subject, in each case, to the terms of such license agreements, and the right to make, use, prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such patent licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all patents, patent applications and patentable inventions of the United States or any group of countries, other country, or any political subdivision thereof, now owned or hereafter acquired, including, without limitation, all patents and patent applications identified in Schedule 4, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (iv) all other rights corresponding thereto and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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“Pledged Collateral”: as defined in Section 3.2(b), subject to the exclusions of Section 3.3.

“Pledged Notes”: with respect to any Granting Party, (i) all Intercompany Notes at any time issued to such Granting Party and (ii) each other promissory note in a principal amount in excess of $250,000 issued to or held by such Granting Party including, without limitation, all such notes listed on Schedule 2.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: with respect to any Granting Party, the shares of Capital Stock listed on Schedule 2 as held by such Granting Party, together with any other shares of Capital Stock required to be pledged by such Granting Party pursuant to subsection 6.10 or 7.15(b) of the Credit Agreement, as well as any other shares, stock certificates, options or similar rights received in respect of such shares of Capital Stock that are required to be pledged pursuant to Section 5.3.1 hereof, provided that in no event shall there be pledged, nor shall any Granting Party be required to pledge, directly or indirectly, (i) any Capital Stock of any Subsidiary other than a Material Subsidiary, (ii) any series of the outstanding voting Capital Stock of any Foreign Subsidiary or Foreign Subsidiary Holdco which is directly held by another Foreign Subsidiary or Foreign Subsidiary Holdco, (iii) more than 65% of any series of the outstanding voting Capital Stock of any Foreign Subsidiary which is directly held by a Granting Party or (iv) more than 65% of any series of the outstanding voting Capital Stock of any Foreign Subsidiary Holdco; provided further, that in no event shall Holdings be required to pledge, directly, any Capital Stock other than that of the Borrower and any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or similar rights in respect of the Capital Stock of the Borrower, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Capital Stock of the Borrower, or otherwise in respect thereof.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Qualified ECP Guarantor”: in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligations .

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance, including, without limitation, any Account.

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“Relocation Accounts Purchaser”: as defined in Section 3.5.

“Relocation SPV Purchased Accounts”: as defined in Section 3.5.

“Secured Parties”: the collective reference to (i) the Administrative Agent, (ii) the Collateral Agent, (iii) the Lenders, (iv) each Lender or any Affiliate of such Lender which provides cash management services to the Borrower or its Subsidiaries, (v) any Lender Counterparty and (vi) the successors and permitted assigns of any of the foregoing.

“Supporting Obligations”: all supporting obligations (as defined in the Code) of the Grantors.

“Swap Obligation”: as defined in the definition of “Excluded Swap Obligation”.

“Trademark Licenses”: with respect to any Grantor, all written or oral license agreements of such Grantor with any Person who is not an Affiliate or a Subsidiary concerning any trademark now or hereafter owned by Grantor or such other Person, whether such Grantor is a licensor or a licensee under any such agreement, including, without limitation, the license agreements listed on Schedule 4, subject, in each case, to the terms of such license agreements, and the right to use, prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all trademarks, brand names, service marks, trade names, domain names, business names, fictitious business names, trade styles, trade dress, logos or other indicia of trade origin or business identifiers, trademark and service mark registrations, and all goodwill associated therewith or symbolized thereby, now existing or hereafter adopted or acquired, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an amendment to allege use or a statement of use under Sections 1(c) and 1(d) of said Act has been filed), and any renewals thereof, whether in the United States Patent or Trademark Office or in any similar office or agency of the United States, any State thereof or any group of countries, other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, including, without limitation, each registration and application identified in Schedule 4, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof) and (iii) the right to use and all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the

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business connected with the use of, and symbolized by, each such trademark, brand name, service mark, trade name, domain names, business names, fictitious business names, trade styles, trade dress, logos or other indicia of trade origin or business identifiers.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all trade secrets, whether in the United States, any State thereof or any group of countries, other country or any political subdivision thereof, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past, present or future misappropriations thereof and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Transguard Purchase Agreement”: that certain Purchase Agreement, by and among Holdings, the Borrower, Allied Van Lines, Inc., North American Van Lines, Inc., and IAT Reinsurance Company Ltd., dated September 21, 2005 (as amended, restated, supplemented or otherwise modified from time to time).

“Transguard Receivable”: all General Intangibles related to the Transguard Purchase Agreement with respect to the Purchase Price Premium (as defined in the Transguard Purchase Agreement) including without limitation all rights with respect thereto pursuant to Sections 1.4(b)(iii), 7 and 9 of the Transguard Purchase Agreement.

1.2 Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or Pledged Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral or Pledged Collateral or the relevant part thereof.

(d) All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

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SECTION II

GUARANTEE

2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations. It is the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable law, including applicable Debtor Relief Laws (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the total amount of the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the date of the satisfaction of the Termination Conditions or (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor permitted under the Credit Agreement.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or any other Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any of the Obligations or any payment received or collected from such Guarantor in respect of any of the Obligations), remain liable for each of the Obligations up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the date of the satisfaction of the Termination Conditions or (ii) the sale or other disposition of all of the Capital Stock of such Guarantor permitted under the Credit Agreement.

(f) The guarantee contained in this Section 2 is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions.

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2.2 Primary Obligation; Right of Contribution. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor (including each other Guarantor) of the Guarantor Obligations, liable to the Collateral Agent, for the benefit of the Secured Parties, that the obligations of each Guarantor hereunder are independent of the obligations of the Borrower or any other guarantor (including each other Guarantor), and that a separate action may be brought against such Guarantor, whether such action is brought against the Borrower or any other guarantor (including any other Guarantor) or whether the Borrower or any other guarantor (including any other Guarantor) is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Secured Parties of whatever remedies they may have against the Borrower or any other guarantor (including any other Guarantor), or the enforcement of any lien or realization upon any security by any Secured Party. Each Guarantor hereby agrees that any release which may be given by the Collateral Agent to the Borrower or any other guarantor (including any other Guarantor), or with respect to any property or asset subject to a Lien, shall not release such Guarantor. Each Guarantor consents and agrees that no Secured Party shall be under any obligation to marshal any property or assets of the Borrower or any other guarantor (including any other Guarantor) in favor of such Guarantor, or against or in payment of any or all of the Guarantor Obligations.

Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Conditions are satisfied. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all or any of the Termination Conditions are not satisfied, such amount shall be held by such Guarantor for the benefit of the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, promptly upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be held as collateral security for all of the Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against the Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

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2.4 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by the Collateral Agent or such other Secured Party and any of the Obligations continued, and any of the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders and/or such other requisite percentage of the Lenders as is required pursuant to subsection 10.1 of the Credit Agreement, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by applicable law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment.

The guarantee contained in this Section 2 includes Guarantor Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Obligations after prior Guarantor Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke the guarantee contained in this Section 2 as to future Guarantor Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective

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until written notice thereof has been received by the Collateral Agent, (b) no such revocation shall apply to any Guarantor Obligations in existence on the date of receipt by the Collateral Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantor Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of the Secured Parties in existence on the date of such revocation, (d) no payment by any Guarantor, the Borrower or from any other source, prior to the date of the Collateral Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder and (e) any payment by the Borrower or from any source other than a Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantor Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses that it may have arising out of or in connection with any and all of the following:

(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Secured Party,

(b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Collateral Agent or any other Secured Party,

(c) any change in the time, manner or place of payment, amendment, or waiver or increase in any of the Obligations,

(d) any exchange, taking, or release of Collateral,

(e) any change in the corporate (or other) structure or existence of the Borrower,

(f) any application of Collateral to any of the Obligations in accordance with the terms of this Agreement,

(g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii)

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any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives the Borrower, any Guarantor or Holdings of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or

(h) any other circumstance whatsoever, other than satisfaction of the Termination Conditions, which (with or without notice to or knowledge of the Borrower or such Guarantor) constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for its Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for any of the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH GUARANTOR WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY SECURED PARTY, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTEED OBLIGATIONS, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY BORROWER BY THE OPERATION OF APPLICABLE LAW.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

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2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars (or in the case of Obligations denominated in a currency other than Dollars, in such currency) at the office of the Collateral Agent located at 30 Hudson Street, 5th Floor, Jersey City, New Jersey 07302 or such other address of the Collateral Agent as may be designated to the Borrower and such Guarantor from time to time in accordance with subsection 10.2 of the Credit Agreement. Without limiting the generality of the foregoing, with respect to any Obligations that, in accordance with the express terms of any agreement pursuant to which such Obligations were created, were denominated in any currency other than the currency of the jurisdiction where a Borrower is principally located, each Guarantor guarantees, to the fullest extent permitted under laws applicable to such Guarantor, that it shall pay the Collateral Agent strictly in accordance with the express terms of such agreement, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where the Borrower or any Guarantor is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where the Borrower or any Guarantor is principally located.

2.8 Financial Condition of the Borrower. Each Guarantor represents and warrants to the Secured Parties that it is currently informed of the financial condition of the Borrower. Each Guarantor further represents and warrants to the Secured Parties that it has read and understands the terms and conditions of the Credit Agreement and each other Loan Document. Each Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Borrower and any other guarantors of the Obligations (including any Guarantors).

2.9 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.9 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.9, or otherwise under this Guarantee, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.9 shall remain in full force and effect until the Obligations shall have been indefeasibly paid in full. Each Qualified ECP Guarantor intends that this Section 2.9 constitute, and this Section 2.9 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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SECTION III

GRANT OF SECURITY INTEREST

3.1 Collateral. Subject to Section 3.3, Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (together with the Pledged Collateral, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Commercial Tort Claims;

(d) all Contracts;

(e) all cash and Deposit Accounts;

(f) all Documents;

(g) all Equipment;

(h) all Fixtures;

(i) all General Intangibles;

(j) all Goods not covered by the other clauses of this Section 3.1;

(k) all Instruments;

(l) all Intellectual Property;

(m) all Inventory;

(n) all Money;

(o) all Letter-of-Credit Rights;

(p) all books and records pertaining to any of the foregoing; and

(q) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given by any Person with respect to any of the foregoing;

provided that, in the case of each Grantor, Collateral shall not include any property or assets specifically excluded from Pledged Collateral (including, without limitation, any voting Capital Stock of any Foreign Subsidiary in excess of 65% of any series of such stock).

3.2 Pledged Collateral. (a) Subject to Section 3.3, each Grantor hereby grants to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a security interest in all of the Pledged Securities and other Investment Property now owned or at any time

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hereafter acquired by such Grantor, and any Proceeds thereof, as collateral security for the prompt and complete performance or payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (the “Grantor Pledged Collateral”); provided that Pledged Collateral shall not include (i) any voting Capital Stock of any Foreign Subsidiary directly held by any Grantor in excess of 65% of voting stock of such Foreign Subsidiary, (ii) any voting Capital Stock of any Foreign Subsidiary Holdco in excess of 65% of voting stock of such Foreign Subsidiary Holdco or (iii) any Capital Stock of any Domestic Subsidiary that is not a Material Subsidiary.

(b) Subject to Section 3.3, Holdings hereby grants and hypothecates to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a security interest in all of the Capital Stock of the Borrower and all Intercompany Notes, in each case, now owned or at any time hereafter acquired by Holdings and, in each case, any Proceeds thereof, as collateral security for the prompt and complete performance or payment when due of the Obligations (the “Holdings Pledged Collateral” and collectively with the Grantor Pledged Collateral, the “Pledged Collateral”)

3.3 Certain Exceptions. No security interest is or will be granted pursuant hereto in (and the terms Pledged Collateral and Collateral shall not include) the right, title and interest of any Grantor under or in:

(a) any “intent to use” Trademark applications until an allegation of use or statement of use has been filed and accepted by the United States Patent & Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral;

(b) [intentionally deleted];

(c) any lease, license, contract, property rights or agreement (including, for the avoidance of doubt, all governmental licenses or state or local franchises, charters and authorizations and any lease, licenses, contract or agreement related to Equipment subject to a Lien permitted by subsection 7.3(h), (j) or (m) of the Credit Agreement) to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including applicable Debtor Relief Laws) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above;

(d) any motor vehicles and other assets subject to certificates of title;

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(e) as to which the Collateral Agent reasonably determines that the costs of obtaining a security interest in any specifically identified assets are excessive in relation to the benefit to the Secured Parties of the security afforded thereby;

(f) any interest in joint ventures or non-wholly-owned Subsidiaries which cannot be pledged without the consent of one or more third parties;

(g) all fee owned real property with a value of less than $1,000,000 and all leasehold interests (and for the avoidance of doubt, no Grantor shall be required to deliver any landlord waivers, estoppels and collateral access agreements with respect to any location where any Grantor does not keep its records concerning such Grantor’s Receivables); and

(h) with respect to Holdings, any asset other than all Intercompany Notes, all of the Capital Stock of the Borrower now owned or at any time hereafter acquired by Holdings, all dividends, distributions or payments with respect to such Intercompany Notes or Capital Stock (in whatever form) and any Proceeds thereof.

3.4 **** Accounts. Upon the receipt by ABL Agent from the **** Accounts Purchaser of payment in full of the purchase price owing to the applicable Granting Party in respect of any **** Purchased Accounts sold pursuant to and in accordance with the terms of the **** Accounts Purchase Agreement, the Lien of the Collateral Agent on such **** Purchased Account shall be automatically released; provided that if at any time any **** Purchased Accounts are reconveyed by the **** Accounts Purchaser to the applicable Granting Party or otherwise repurchased by the applicable Granting Party, then (a) upon the payment in full by the applicable Granting Party of the outstanding amounts owed by the applicable Granting Party to the **** Accounts Purchaser in respect of such **** Purchased Accounts in accordance with the terms of the **** Accounts Purchase Agreement, the assets consisting of such **** Purchased Accounts shall no longer be deemed **** Purchased Accounts and the interest of **** Accounts Purchaser therein shall automatically be released and terminated and (b) the perfected Lien of the Collateral Agent in and to such assets shall automatically attach and be perfected pursuant to the terms of the Loan Documents and shall become part of the Collateral of the Secured Parties. Notwithstanding anything to the contrary contained above, each applicable Granting Party hereby confirms its grant, in favor of the Collateral Agent, of a continuing security interest in and lien upon all proceeds and amounts payable to such applicable Granting Party under the **** Receivables Documents. Nothing contained in this Agreement or in any of the other Loan Documents shall be deemed a release of the Collateral Agent’s Lien upon any such proceeds and amounts payable to the applicable Granting Party under the **** Receivables Documents.

3.5 Relocation SPV Financing Accounts. Upon the receipt by ABL Agent from the Relocation SPV of payment in full of the purchase price owing to the applicable Granting Party in respect of any Accounts that are related to the Employee Relocation Business sold pursuant to and in accordance with the terms of the documents governing the Relocation SPV Financing (the “Relocation SPV Purchased Accounts”), the Lien of Collateral Agent on such Relocation SPV Purchased Accounts shall be automatically released; provided, that, if at any time any Relocation SPV Purchased Accounts are reconveyed by the Relocation SPV or the lender under the Relocation SPV Financing (the “Relocation Accounts Purchaser”) to the

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applicable Granting Party or otherwise repurchased by the applicable Granting Party, then (a) upon the payment in full by the applicable Granting Party of the outstanding amounts owed by the applicable Granting Party to the Relocation Accounts Purchaser in respect of such Relocation SPV Purchased Accounts in accordance with the terms of the documents governing the Relocation SPV Financing, the assets consisting of such Relocation SPV Purchased Accounts shall no longer be deemed Relocation SPV Purchased Accounts and the interest of Relocation Accounts Purchaser therein shall automatically be released and terminated and (b) the perfected Lien of Collateral Agent in and to such assets shall automatically attach and be perfected pursuant to the terms of the Loan Documents and shall become part of the Collateral of the Secured Parties. Notwithstanding anything to the contrary contained above, each applicable Granting Party hereby confirms its grant, in favor of Collateral Agent, of a continuing security interest in and lien upon all proceeds and amounts payable to such applicable Granting Party under the documents governing the Relocation SPV Financing. Nothing contained in this Agreement or in any of the other Loan Documents shall be deemed a release of Agent’s Lien upon any such proceeds and amounts payable to the applicable Granting Party under the documents governing the Relocation SPV Financing.

SECTION IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Each Granting Party. To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Granting Party hereby represents and warrants to the Collateral Agent and each other Secured Party that the representations and warranties set forth in subsection 4 of the Credit Agreement as they relate to such Granting Party or to the Loan Documents to which such Granting Party is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the Closing Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Granting Party’s knowledge.

4.2 Representations and Warranties of Each Grantor. To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party that, on the Closing Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), that:

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4.2.1 Title; No Other Liens. Except for the security interests granted to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including without limitation subsection 7.3 thereof), such Grantor owns each material item of such Grantor’s Collateral free and clear of any and all Liens. Except as set forth on Schedule 5, no financing statement or other similar public notice with respect to all or any part of such Grantor’s Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement (including without limitation subsection 7.3 thereof) or any other Loan Document or for which termination statements will be delivered on the Closing Date.

4.2.2 Perfected Liens. (i) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Collateral in favor of the Collateral Agent, for its benefit and for the ratable benefit of the other Secured Parties, except as enforceability may be affected by Debtor Relief Laws, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii) Except with regard to Liens (if any) on Specified Assets, upon the completion of the Filings, and the delivery to and continuing possession by the Collateral Agent of all Instruments, Chattel Paper and Documents, to the extent required by this Agreement, a security interest in which is perfected by possession, (c) the Deposit Accounts a security interest in which is required to be or is perfected by “control” (as defined in the Code) are under the “control” of the Collateral Agent, (d) the Mortgages have been duly recorded and (e) with respect to Intellectual Property, all applicable filings and recordations have been made with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for its benefit and for the ratable benefit of the other Secured Parties, and will be prior to all other Liens of all other Persons other than Permitted Liens, and which Liens are enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that (a) enforceability of the Liens over Contracts, Accounts or Receivables on which the United States of America or any department, agency or instrumentality is the obligor may require compliance with the Assignment of Claims Act and (b) enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing. Nothing in this Agreement shall require a Grantor to make any filings or take any other actions outside the United States to record or perfect any security interest in favor of the Collateral Agent in any Intellectual Property. As used in this Section 4.2.2(ii), the following terms shall have the following meanings:

“Filings”: the filing or recording of the Financing Statements, the Mortgages, which such Mortgages will be filed after the Closing Date, and, with respect to Intellectual Property, all applicable filings and recordations with the United States Patent and Trademark Office and the United States Copyright Office as set forth in subsection 4.13 of the Credit Agreement, and any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

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“Financing Statements”: the financing statements delivered to the Collateral Agent by each Granting Party on the Closing Date for filing in the jurisdictions listed on Schedule 5.1(g) to the Credit Agreement (which Financing Statements are in proper form for filing in such jurisdictions).

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Permitted Liens”: as defined in the Credit Agreement.

“Specified Assets”: the following property and assets of each Grantor:

(1) Equipment constituting Fixtures;

(2) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(3) Contracts, Accounts or Receivables on which the United States of America or any department, agency or instrumentality thereof is the Obligor, and property or assets subject to any rights reserved in favor of the United States government as required under law; and

(4) goods included in Collateral received by any Person for “sale or return” as defined in Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person.

4.2.3 Jurisdiction of Organization. On the date hereof, such Grantor’s and Holdings’ jurisdiction of organization is specified on Schedule 3.

4.2.4 Farm Products. None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products.

4.2.5 Receivables. (i) The amounts represented by such Grantor to the Collateral Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Receivables constituting Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.

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(ii) The places where such Grantor keeps its records concerning such Grantor’s Receivables constituting Collateral are listed on Schedule 6 or such other location or locations of which such Grantor shall have provided prior written notice to the Collateral Agent pursuant to Section 5.2.5 hereof.

(iii) Unless otherwise indicated in writing to the Collateral Agent, each Receivable constituting Collateral of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor.

(iv) Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Collateral Agent in writing.

4.2.6 Intellectual Property. Schedule 4 lists all (i) material registrations and material applications for Patents, Trademarks and Copyrights owned by such Grantor in its own name as of the date hereof and (ii) material Trademark Licenses, Patent Licenses and Copyright Licenses to which such Grantor is a party on the date hereof, noting in each case the relevant registration, application or serial number, the jurisdiction of registration or application, and, in the case of (ii), the title of the license, the counterparty to such license and the date of such license. Except as set forth on Schedule 4, on the date hereof:

(i) Such Grantor owns, or is licensed to use, all Intellectual Property material to the conduct of its business as currently conducted, free and clear of all Liens other than Permitted Liens, and takes reasonable actions to protect, preserve and maintain such Intellectual Property.

(ii) Each patent, patent application, trademark registration, trademark application, copyright registration, and copyright application of such Grantor set forth on Schedule 4 is to such Grantor’s knowledge registered, or pending registration in the case of applications, and no U.S. patent, U.S. patent application, U.S. trademark registration, U.S. trademark application, U.S. copyright registration, or U.S. copyright application set forth on Schedule 4 has been adjudged invalid, unregisterable or unpatentable, as the case may be, or unenforceable in any respect that would reasonably be expected to have a Material Adverse Effect and to the best of such Grantor’s knowledge, is valid, registerable or patentable, as the case may be, and is enforceable, has not expired or been abandoned.

(iii) No action or proceeding is pending by any Person or, to the knowledge of such Grantor, threatened, or imminent, as of the date hereof, and no holding, decision or judgment has been rendered by any Governmental Authority or arbitrator which may limit, cancel, challenge or question the validity, enforceability, ownership or use of, or such Grantor’s rights in, any Intellectual Property owned by such Grantor in any material respect, nor does such Grantor know of any valid basis for any such claim, action, proceeding, holding, decision or judgment, except for any of the foregoing which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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(iv) To the knowledge of such Grantor, the operation of the business of such Grantor does not infringe the rights of any Person to an extent which could reasonably be expected to have a Material Adverse Effect, and no Person is infringing any Intellectual Property owned by such Grantor to an extent which could reasonable be expected to have a Material Adverse Effect.

4.2.7 Contracts. (i) No consent of any party (other than such Grantor) to any of such Grantor’s Contracts is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement and the other Loan Documents.

(ii) Each of such Grantor’s Contracts is in full force and effect and constitutes a valid and legally enforceable obligation of such Grantor and, to such Grantor’s knowledge, each of the other parties thereto, subject to the effects of Debtor Relief Laws, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(iii) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of such Grantor’s Contracts by such Grantor or, to such Grantor’s knowledge, any other party thereto, other than those which have been duly obtained, made or performed, or where the failure to have obtained such consent or authorization or to make such filing or take such action, would not reasonably be expected to result in a Material Adverse Effect.

(iv) Neither such Grantor nor (to the best of such Grantor’s knowledge) any of the other parties to such Grantor’s Contracts is in default in any material respect in the performance or observance of any of the terms thereof.

(v) The right, title and interest of such Grantor in, to and under such Grantor’s Contracts are not subject to any material defenses, offsets, counterclaims or claims.

(vi) Such Grantor has delivered to the Collateral Agent a complete and correct copy of each of such Grantor’s Contracts, including all amendments, supplements and other modifications thereto.

4.3 Representations and Warranties of Each Granting Party. To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Granting Party hereby represents and warrants to the Collateral Agent and each other Secured Party, on the Closing Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), that:

4.3.1 The shares of Pledged Stock pledged by such Granting Party hereunder constitute (i) in the case of Pledged Stock constituting Capital Stock of any Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of each such Domestic Subsidiary owned by such Granting Party and required to be pledged hereunder, and (ii) in the case of any Pledged Stock constituting voting Capital Stock of any Foreign Subsidiary or of any

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Foreign Subsidiary Holdco, such percentage (in the case of voting stock, not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary directly owned by such Granting Party and required to be pledged hereunder.

4.3.2 All the shares of the Pledged Stock pledged by such Granting Party hereunder have been duly and validly issued and are fully paid and nonassessable.

4.3.3 Each of the Intercompany Notes pledged by such Granting Party hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of Debtor Relief Laws, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.4 Such Granting Party is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Liens arising by operation of law or permitted by the Credit Agreement.

4.3.5 Upon delivery to the Collateral Agent of the certificates evidencing the Pledged Securities held by such Granting Party, together with duly executed stock or bond powers or other instruments of transfer, the security interest created by this Agreement in such Collateral, assuming the continuing possession of such Pledged Securities by the Collateral Agent and will constitute a valid, perfected first priority security interest in such Collateral to the extent provided in the Code, enforceable in accordance with its terms against all creditors of such Granting Party and any Persons purporting to purchase such Collateral from such Granting Party, except as enforceability may be affected by Debtor Relief Laws, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.6 Upon the filing of financing statements in the appropriate jurisdictions under the Code, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Granting Party and any Persons purporting to purchase such Pledged Securities from such Granting Party, except as enforceability may be affected by Debtor Relief Laws, general equitable principles (whether considered in a proceeding equity or at law) and an implied covenant of good faith and fair dealing.

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SECTION V

COVENANTS

5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date of the satisfaction of the Termination Conditions, or (ii) as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement, (A) such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries and (B) such Guarantor agrees and covenants (i) to do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Guarantor to do and (ii) to not do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Guarantor not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

5.2 Covenants of Each Grantor and Granting Party. Each of the Grantors and, in the case of Section 5.2.4, Holdings, covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date of the satisfaction of the Termination Conditions, or (ii) as to any Guarantor, the date upon which all the Capital Stock of such Guarantor shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement:

5.2.1 Delivery of Instruments and Chattel Paper. (a) If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper (other than electronic Chattel Paper which shall be subject to clause (b) below), each with a face value of more than $500,000, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time or any Disposition of such Collateral in a transaction permitted by the Credit Agreement.

(b) Promptly (and in any event within ten (10) Business Days) after reasonable request by the Collateral Agent, each Grantor shall take all steps reasonably necessary to grant the Collateral Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transmission Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $500,000.

5.2.2 Maintenance of Insurance. (i) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (a) insuring such Grantor’s Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or a similar business or consistent with past practice of such Grantor and (b) insuring such Grantor, the Collateral Agent and the other Secured Parties against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and covering at least such risks as are usually insured against by companies engaged in the same or a similar business or consistent with past practice of such Grantor.

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(ii) All such insurance shall (a) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (b) name the Collateral Agent as an additional insured and/or loss payee and (c) include deductibles consistent with past practice of such Grantor or otherwise consistent with industry practice or otherwise reasonably satisfactory to the Collateral Agent.

(iii) Such Grantor (limited solely to the Borrower) shall deliver to the Collateral Agent and the other Secured Parties reports of one or more reputable insurance brokers of the individual insurance companies with respect to such insurance as the Collateral Agent may from time to time reasonably request.

5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all federal and other material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge or levy need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

5.2.4 Maintenance of Perfected Security Interest; Further Documentation. (i) Such Granting Party shall maintain the security interest created by this Agreement in such Granting Party’s Collateral as a perfected security interest having at least the priority described in Section 4.2.2 and shall defend such security interest against the claims and demands of all Persons whomsoever. Nothing in this Agreement shall require a Granting Party to make any filings or take any other actions outside the United States to record or perfect any security interest in favor of the Collateral Agent in any Intellectual Property.

(ii) Such Granting Party will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Granting Party’s Collateral and such other reports in connection with such Granting Party’s Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.

(iii) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Granting Party, such Granting Party will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Granting Party, including, without limitation, in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (as defined in the Code) with respect thereto and as required by the terms of this Agreement.

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(iv) Such Granting Party authorizes the filing by the Collateral Agent of financing or continuation statements, or amendments thereto, and such Granting Party will execute and deliver to the Collateral Agent such other instruments or notices, as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

(v) Such Granting Party acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent, subject to such Granting Party’s rights under Section 9-509(d)(2) of the Code.

5.2.5 Changes in Locations, Name, etc. Such Grantor will not, except upon not less than ten (10) days’ prior written notice to the Collateral Agent, change its name, identity or corporate structure; provided that, prior to taking any such action, or promptly after receiving a written request therefor from the Collateral Agent, such Grantor shall deliver to the Collateral Agent all documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein.

5.2.6 Notices. Such Grantor will advise the Collateral Agent promptly, in reasonable detail, of:

(i) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of such Grantor’s Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(ii) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of such Grantor’s Collateral or on the security interests created hereby.

5.2.7 Pledged Securities. In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

5.2.8 Receivables. (i) Other than in the ordinary course of business or as expressly permitted by the Loan Documents, such Grantor will not (a) grant any extension of the time of payment of any of such Grantor’s Receivables, (b) compromise or settle any such Receivable for less than the full amount thereof, (c) release, wholly or partially, any Person liable for the payment of any Receivable or (d) allow any credit or discount whatsoever on any such Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to have a material adverse effect on the value of the Receivables constituting Collateral taken as a whole.

(ii) Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

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5.2.9 Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral, and shall mark such records to evidence this Agreement and the Liens and the security interests created hereby. For the Collateral Agent’s and the other Secured Parties’ further security, the Collateral Agent, for its benefit and for the ratable benefit of the other Secured Parties, shall have a security interest in all of such Grantor’s books and records pertaining to such Grantor’s Collateral.

5.2.10 Intellectual Property. (i) Such Grantor agrees that, should it, either by itself or through any agent, employee, licensee or designee, obtain, an ownership interest in any (x) registration or application of Copyright, Patent or Trademark or (y) exclusive rights under a Copyright License, Patent License or Trademark License which is not now a part of the Collateral, (A) the provisions of Section 3 shall automatically apply thereto, (B) any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License shall automatically become part of the Collateral, and (C) with respect to any ownership interest in any such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License that such Grantor should obtain, it shall file all documents necessary to perfect a security interest therein in favor of the Collateral Agent for its benefit and for the ratable benefit of the other Secured Parties with (1) the United Stated Patent and Trademark Office within three months of obtaining any such ownership interest and (2) the United States Copyright Office within one month of obtaining any such ownership interest and shall give notice thereof to the Collateral Agent in writing, in reasonable detail, at its address set forth in the Credit Agreement within 45 days after the end of the calendar quarter in which it obtains such ownership interest. Such Grantor hereby authorizes the Collateral Agent to modify this Agreement by amending Schedule 4 (and will cooperate reasonably with the Collateral Agent in effecting any such amendment) to include on Schedule 4 any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License of which it receives notice under this Section, or to prepare and file with the United States Patent and Trademark Office or the United States Copyright Office a supplement to this Agreement to include any Copyright, Patent or Trademark of which it receives notice under this Section. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent’s and the Secured Parties’ security interest in any Intellectual Property.

(ii) Except as permitted in the Loan Documents, such Grantor agrees to take all reasonably necessary steps, including, without limitation, (A) continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment or cancellation for non-use, (B) maintain in all material respects as in the past the quality of all products and services offered under any material Trademark, (C) use each material Trademark with all appropriate notices of registration and all other notices and legends required by applicable Requirements of Law, (D) not (and will use commercially reasonable efforts to prohibit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby a material Trademark could reasonably be expected to become invalidated or diluted in any way, and (E) in the United States Patent and Trademark Office, to (x) maintain each trademark registration and each Trademark License identified on Schedule 4, and (y) pursue each trademark application now or hereafter identified on Schedule 4, including, without limitation,

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the filing of responses to office actions issued by the United States Patent and Trademark Office, the filing of any amendments to allege use or statements of use, the filing of applications for renewal, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, and the participation in opposition, cancellation, infringement and dilution proceedings, the payment of any maintenance or renewal fees, except, in each case in which such Grantor has reasonably determined that any of the foregoing is not material to its business. Such Grantor agrees to take corresponding steps with respect to each new or acquired trademark or service mark registration, or application for trademark or service mark registration, or any rights obtained under any Trademark License, in each case, to which it is now or later becomes entitled, except in each case in which such Grantor has reasonably determined that any of the foregoing is not material to its business. Any expenses incurred in connection with such activities shall be borne by such Grantor.

(iii) Such Grantor will not do any act, or omit to do any act (and will use commercially reasonable efforts to ensure that any licensee or sublicensee does not do any act or omit to do any act) whereby any material Patent is forfeited, abandoned or dedicated to the public, except in the case in which such Grantor has reasonably determined that the foregoing is not material to its business. Except as permitted in the Loan Documents, such Grantor agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office or in any court, to (A) maintain each Patent and each Patent License identified on Schedule 4, and (B) pursue each patent application, now or hereafter identified on Schedule 4, including, without limitation, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition or infringement and misappropriation proceedings, except, in each case in which such Grantor has reasonably determined that any of the foregoing is not material to its business. Such Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, or any rights obtained under any Patent License, in each case, to which it is now or later becomes entitled, except in each case in which such Grantor has reasonably determined that any of the foregoing is not material to its business. Any expenses incurred in connection with such activities shall be borne by such Grantor.

(iv) Except as provided in clause (v) hereof, such Grantor shall take all additional steps not set forth in clauses (ii) and (iii) hereof which it or the Collateral Agent deems reasonably appropriate under the circumstances to preserve and protect its material Patents, Patent Licenses, Trademarks, and Trademark Licenses.

(v) Such Grantor shall not abandon or cancel, or allow any trademark registration, patent or any pending trademark or patent application to be abandoned or cancelled, in each case listed on Schedule 4, without the written consent of the Collateral Agent, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such trademark registration, patent or pending trademark or patent application is not material to its business, in which case, such Grantor will, at least annually, give notice of any such abandonment or cancellation to the Collateral Agent in writing, in reasonable detail, at its address set forth in the Credit Agreement.

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(vi) Such Grantor will not knowingly do any act or knowingly omit to do any act (and will use commercially reasonable efforts to ensure that any licensee or sublicensee does not do any act or omit to do any act) whereby any material portion of the Copyrights could reasonably be expected to become materially impaired or dedicated to the public.

(vii) Such Grantor will not (and will use commercially reasonable efforts to ensure that any licensee or sublicense does not) knowingly infringe in any material respect upon the intellectual property rights of any other Person.

(viii) Such Grantor will notify the Collateral Agent promptly if it knows, or has reason to know, that any Intellectual Property may become forfeited, abandoned, cancelled, lost or dedicated to the public, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, or any U.S. court, but excluding normal course office actions) regarding such Grantor’s rights in, or the validity, enforceability, ownership or use of, any material Intellectual Property, including, without limitation, such Grantor’s right to register, keep or maintain the same.

(ix) In the event that any Grantor becomes aware that any item of Intellectual Property which such Grantor has reasonably determined to be material to its business is infringed or misappropriated by a third party, which infringement or misappropriation would reasonably be expected to have a Material Adverse Effect, such Grantor shall notify the Collateral Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, and shall take such actions as such Grantor or the Collateral Agent deems reasonably appropriate under the circumstances to protect such Intellectual Property, including, without limitation, suing for damages and/or for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Grantor. Such Grantor will advise the Collateral Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property which could reasonably result in a Material Adverse Effect.

(x) Such Grantor shall mark its products with the trademark registration symbol ®, the numbers of all appropriate patents, the common law trade mark symbol ™, the designation “patent pending,” as the case may be, to the extent that it is reasonably and commercially practicable.

(xi) Such Grantor will not create, incur or permit to exist, will defend the Intellectual Property against, and will take such other action as is reasonably necessary to remove, any material Lien or material adverse claim on or to any of the Intellectual Property other than Liens created hereby and other than as permitted pursuant to the Loan Documents (including, without limitation, any Liens permitted to exist on the Intellectual Property pursuant to subsection 7.3 of the Credit Agreement), and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of the Intellectual Property against the claims and demands of all Persons whomsoever, except where failure to defend would not have a Material Adverse Effect.

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(xii) Without the prior written consent of the Collateral Agent, such Grantor will not sell, assign, transfer, exchange, license or otherwise dispose of or grant any option with respect to, the Intellectual Property, or attempt, offer or contract to do so, except with respect to licenses in the ordinary course of business or as permitted by this Agreement or the other Loan Documents.

(xiii) Such Grantor will advise the Collateral Agent promptly and in writing, in reasonable detail, at its address set forth in the Credit Agreement, of (A) any Lien (other than Liens created hereby or permitted under the Loan Documents, including, without limitation, any Liens permitted to exist on the Intellectual Property pursuant to subsection 7.3 of the Credit Agreement) on any Intellectual Property and (B) the occurrence of any other event which would reasonably be expected in the aggregate to have a material adverse effect on the aggregate value of the Intellectual Property as a whole or the Liens created hereunder.

5.2.11 Protection of Trade Secrets. Such Grantor shall take all commercially reasonable steps to preserve and protect the secrecy of all material Trade Secrets of such Grantor.

5.2.12 Contracts.

(i) Such Grantor will (a) perform and comply with such Grantor’s obligations under its Contracts (other than the Transguard Purchase Agreement), except to the extent noncompliance would not reasonably be expected to cause a Material Adverse Effect and (b) perform and comply in all material respects with such Grantor’s obligations under the Transguard Purchase Agreement.

(ii) Such Grantor shall maintain the Transguard Purchase Agreement in full force and effect in all material respects until the intended termination thereof in accordance with its terms and enforce such Grantor’s rights under the Transguard Purchase Agreement in accordance with its terms in all material respects.

(iii) Such Grantor shall keep the Collateral Agent informed of all circumstances bearing upon any material potential claim under or with respect to the Transguard Purchase Agreement and such Grantor shall not, without the prior written consent of the Collateral Agent, such consent not to be unreasonably withheld or delayed, (a) waive any of its rights or remedies under the Transguard Purchase Agreement in any material respect; provided that each Grantor hereby acknowledges and agrees that any waiver of any such Grantor’s rights and remedies with respect to the Transguard Receivable shall be deemed to be material, (b) settle, compromise or offset any amount payable to such Grantor with respect to the Transguard Receivable or (c) amend or otherwise modify the Transguard Purchase Agreement in any manner which is materially adverse to the interests of the Collateral Agent or any other Secured Party; provided that each Grantor hereby acknowledges and agrees that any amendment of the Transguard Purchase Agreement that reduces the rights or remedies of any Grantor with respect to the Transguard Receivable shall be deemed to be materially adverse to the interests of the Collateral Agent and the other Secured Parties.

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5.2.13 Control Agreements.

(i) Each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement) from each bank maintaining a Deposit Account which is not an Excluded Account for such Grantor;

(ii) Except to the extent otherwise excused by the Credit Agreement, upon the Collateral Agent’s reasonable request, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s Investment Property (other than Pledged Securities and Securities Accounts having an average daily balance in any fiscal quarter of less than $25,000); provided that with respect to such Grantor’s Investment Property existing as of the Closing Date (other than Pledged Securities and Securities Accounts having an average daily balance in any fiscal quarter of less than $25,000), each Grantor will use commercially reasonable efforts to obtain such Control Agreements.

5.2.14 Letter of Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $500,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within ten (10) Business Days after becoming a beneficiary), notify the Collateral Agent thereof and, within 30 Business Days after request by the Collateral Agent, use commercially reasonable efforts to enter into a four-party agreement with the Collateral Agent, the ABL Agent, the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Collateral Agent and directing all payments thereunder to the Collateral Agent, all in form and substance satisfactory to Agent.

5.2.15 Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $2,000,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event at the end of the fiscal quarter), notify the Collateral Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event at the end of the fiscal quarter) after request by the Collateral Agent, amend Schedule 8 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to the Collateral Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by the Collateral Agent to give the Collateral Agent a first priority, perfected security interest in any such Commercial Tort Claim.

5.2.16 Compliance with Assignment of Claims Act. At any time (i) during a Covenant Testing Period (as defined in the ABL Credit Agreement) and (ii) the ABL Agent has made a request of a Grantor to comply with the Assignment of Claims Act pursuant to Section 5.16 of the ABL Credit Agreement, such Grantor shall take such actions as are reasonably satisfactory to the ABL Agent to comply with the Assignment of Claims Act, for the benefit of each of the ABL Agent, the Administrative Agent and the Collateral Agent.

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5.2.17 Controlled Accounts.

(i) Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 9 (each a “Controlled Account Bank”), and shall take reasonable and necessary steps to ensure that all of its and its Domestic Subsidiaries’ Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.

(ii) Each Grantor shall establish and maintain Controlled Account Agreements with the Collateral Agent, the ABL Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to the Collateral Agent and the ABL Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by the ABL Agent (or, after the Collateral Agent becomes the controlling agent pursuant to the terms of such Controlled Account Agreement, the Collateral Agent) directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor and (B) the Controlled Account Bank waives any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment.

(iii) So long as no Default or Event of Default has occurred and is continuing, the Borrower may amend Schedule 9 to add or replace a Controlled Account Bank or Controlled Account; provided that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to the Collateral Agent and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to the Collateral Agent and the ABL Agent a Controlled Account Agreement. Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days of notice from the Collateral Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or the Collateral Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in the Collateral Agent’s reasonable judgment.

5.2.18 Covenants Under Loan Documents. Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the date of the satisfaction of the Termination Conditions, (i) such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to

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take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries and (ii) agrees and covenants (A) to do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Grantor to do and (B) to not do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Grantor not to do, in each case, fully as though such Grantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

5.3 Covenants of Each Granting Party. Each Granting Party covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the satisfaction of the Termination Conditions, or (ii) as to any Granting Party the date upon which all the Capital Stock of such Granting Party shall have been sold or otherwise disposed of in accordance with the terms of the Credit Agreement:

5.3.1 If such Granting Party shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Granting Party shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same promptly to the Collateral Agent in the exact form received, duly indorsed by such Granting Party to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Granting Party and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations (provided that in no event shall there be pledged, nor shall any Granting Party be required to pledge, (i) more than 65% of any series of the outstanding voting Capital Stock of any directly-held Foreign Subsidiary, (ii) any series of the outstanding voting Capital Stock of any other Foreign Subsidiary, pursuant to this Agreement or (iii) more than 65% of any series of the outstanding voting Capital Stock of any Foreign Subsidiary Holdco; provided further, that in no event shall Holdings be required to pledge, directly, any Capital Stock other than that of the Borrower and any certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or similar rights in respect of the Capital Stock of the Borrower, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Capital Stock of the Borrower, or otherwise in respect thereof) as well as Intercompany Notes. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Borrower permitted by the Credit Agreement) shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged

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Securities shall be received by such Granting Party, such Granting Party shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Granting Party, as additional collateral security for the Obligations.

5.3.2 Without the prior written consent of the Collateral Agent, such Granting Party will not (except pursuant to the Credit Agreement, or as permitted by the Credit Agreement) (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or non-consensual Liens arising by operation of law or (iv) enter into any agreement or undertaking restricting the right or ability of such Granting Party or the Collateral Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

5.3.3 Such Granting Party shall maintain the security interest created by this Agreement in such Granting Party’s Collateral as a perfected security interest having at least the priority described in Section 4.3.5 and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Granting Party, such Granting Party will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Granting Party.

5.3.4 Each Granting Party covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the date of the satisfaction of the Termination Conditions, (i) such Granting Party shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Granting Party or any of its Subsidiaries and (ii) agrees and covenants (A) to do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Granting Party to do and (B) to not do each of the things set forth in the Credit Agreement that the Borrower agrees and covenants to cause such Granting Party not to do, in each case, fully as though such Granting Party was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

SECTION VI

REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. (a) In addition to the rights of the Secured Parties under the Credit Agreement and the other Loan Documents, at any time and from time to time after the occurrence and during the continuance of an Event of Default, the

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Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(b) At the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Receivables, including, without limitation, all statements relating to such Grantor’s Receivables and all orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time and from time to time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on such Grantor’s Receivables and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Receivables and such Contracts have been assigned to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable or Contract (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable or Contract (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Granting Party of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Granting Party shall be permitted to receive all dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or such other action taken (other than in connection with a transaction expressly permitted by the Credit Agreement) which would materially impair the Collateral or the related rights or remedies of the Secured Parties or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Granting Party or Granting Parties, (i) the Collateral Agent shall have the right to receive any and all cash dividends, distributions, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as is provided in Section 6.5, (ii) the Collateral Agent may elect that any or all of the Pledged Securities shall be registered in the name of the Collateral Agent or its nominee, and (iii) the Collateral Agent or its nominee may exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Granting Party or the Collateral Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent shall have no duty to any Person to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Securities in any way that would constitute an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

(c) Each Granting Party hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Granting Party hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Granting Party, and each Granting Party agrees that each Issuer shall be fully protected in so complying and (ii) to the extent so provided in this Section 6.3, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

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(d) If the Collateral Agent duly exercises its right to vote any of such Pledged Securities, each Granting Party hereby appoints the Collateral Agent, such Granting Party’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Securities in any manner the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

6.4 Proceeds to be Turned Over to the Collateral Agent. In addition to the rights of the Collateral Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds received by such Grantor consisting of cash, checks and other Cash Equivalents shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required).

6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for its benefit and for the ratable benefit of the other Secured Parties as collateral security for the Obligations (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to the provisions of the Intercreditor Agreement, be applied by the Collateral Agent against the Obligations in the following order of priority:

FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations of the relevant Granting Party, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise by the Collateral Agent of any right or remedy under this Agreement, the Credit Agreement, or any other Loan Document;

SECOND, to the ratable satisfaction of all Obligations of the relevant Granting Party then due and owing;

THIRD, to the ratable satisfaction of all other Obligations of the relevant Granting Party; and

FOURTH, to the relevant Granting Party or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a

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secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party, in the order of priority specified in Section 6.5 above, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, shall the Collateral Agent account for the surplus, if any, to any Granting Party. To the extent permitted by applicable law, each Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising as a result of the gross negligence or willful misconduct of the Collateral Agent or such other Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Granting Party will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the

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Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Granting Party agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Such Granting Party recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Granting Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Such Granting Party agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Granting Party further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Granting Party, and to the extent permitted by applicable law, such Granting Party hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

6.8 Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

6.9 Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the

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marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

6.10 Intellectual Property License. To the extent required for the Collateral Agent to exercise its rights under Section 6.6, the Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent.

SECTION VII

THE COLLATERAL AGENT

7.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law), (x) each Granting Party hereby gives the Collateral Agent the power and right, on behalf of such Granting Party, without notice or assent by such Granting Party, to execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to such Granting Party’s Collateral and (y) each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract of such Grantor or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract of such Grantor or with respect to any other Collateral of such Grantor whenever payable;

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(ii) in the case of any Copyright, Patent or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s and the other Secured Parties’ security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral of such Grantor, other than Liens permitted under this Agreement or the other Loan Documents, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv) (1) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (6) settle, compromise or adjust any such suit, action or proceeding described in clause (5) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (7) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; (8) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor; (9) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; (10) to repair, alter, or supply goods or services, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor; and (11) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Granting Party fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.

(d) Each Granting Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Collateral of such Granting Party created hereby are released.

7.2 Duty of the Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Granting Party or any other Person or (except as provided in the first sentence of this Section 7.2) to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Execution of Financing Statements. Pursuant to applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and amendments and other filing or recording documents or instruments with respect to such Granting Party’s Collateral without the signature of such Granting Party in such form and in such offices as the Collateral Agent reasonably determines appropriate (including, without limitation, the United States Patent and Trademark Office or United States Copyright Office (or any successor office thereof)) to perfect, continue or enforce the security interests of the Collateral Agent under this Agreement, and naming such Granting Party as debtor and the Collateral Agent as secured party. Each Grantor authorizes the Collateral Agent to use the collateral description “all personal

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property” or “all assets”, in each case “now owned or hereafter acquired by the Grantor or in which the Grantor otherwise has rights”, in any such financing statement. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4 Authority of the Collateral Agent.

(a) The Collateral Agent has been appointed by the Lenders to act as Collateral Agent hereunder. The provisions of the Credit Agreement relating to the Collateral Agent including, without limitation, the resignation or removal of the Collateral Agent and the powers and duties and immunities of the Collateral Agent, are incorporated herein by reference and shall survive any termination of the Credit Agreement.

(b) Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5 Right Of Inspection. Upon reasonable written advance notice to any Grantor and at reasonable intervals, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Granting Party, and the Collateral Agent and its representatives may examine the same, and to the extent reasonable, take extracts therefrom and make photocopies thereof, and such Granting Party agrees to render to the Collateral Agent, at such Granting Party’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Granting Party, to enter during normal business hours into and upon any premises owned, leased or operated by such Granting Party where any of such Granting Party’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein; provided, that unless an Event of Default has occurred and continuing, the Borrower is only required to reimburse the Collateral Agent for reasonable out-of-pocket costs and expenses incurred in connection with one inspection per annum.

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SECTION VIII

MISCELLANEOUS

8.1 Amendments in Writing. Except as otherwise provided in subsection 10.1 of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent, provided, that any provision of this Agreement imposing obligations on any Granting Party may be waived by a written instrument executed by the Collateral Agent.

8.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent given in accordance with subsection 10.2 of the Credit Agreement.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party or any Granting Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party or such Granting Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification. (a) Each Granting Party agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to the Secured Parties and the Collateral Agent.

(b) Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless, in each case to the extent the Borrower would be required to do so pursuant to subsection 10.6 of the Credit Agreement.

(c) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent or in connection with a Disposition permitted under the Credit Agreement.

44

8.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any other Guarantor or the Borrower, any such notice being expressly waived by each Guarantor and by the Borrower, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under subsection 8.1(a) of the Credit Agreement and any amount remaining unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent or such other Secured Party or any Affiliate, branch or agency thereof to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent or such other Secured Party may elect. The Collateral Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such other Secured Party may have.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

45

8.12 Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(j) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(k) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 or at such other address of which the Collateral Agent (in the case of any other party hereto) or the Borrower (in the case of the Collateral Agent) shall have been notified pursuant thereto;

(l) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(m) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any punitive damages.

8.13 Acknowledgments. Each Granting Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Granting Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Granting Parties, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Secured Parties or among the Granting Parties and the Secured Parties.

8.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

46

8.15 Additional Granting Parties. Each new Domestic Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 6.10 or 7.15 of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.16 Security Interest Absolute; Termination or Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until satisfaction of the Termination Conditions. All rights of the Collateral Agent hereunder, the security interest granted hereby and all Guarantor Obligations hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any Collateral therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Secured Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Collateral Agent or any other Secured Party, (iii) any change in the time, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (iv) any exchange, taking, or release of Collateral, (v) any change in the corporate (or other) structure or existence of the Borrower, (vi) any application of Collateral to any of the Obligations in accordance with the terms of this Agreement, (vii) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent or any other Secured Party with respect thereto or (viii) any other circumstance whatsoever, other than satisfaction of the Termination Conditions, which (with or without notice to or knowledge of the Borrower or such Guarantor) constitutes, or might be construed to constitute, an equitable or legal discharge of any Granting Party in respect of the Obligations or this Agreement.

(b) At such time as the Termination Conditions shall have been satisfied, this Agreement, the guarantees made herein, the security interest granted hereby and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Granting Party hereunder shall automatically terminate and be released, all without delivery of any instrument or performance of any act by any party.

(c) In connection with the consummation of any transaction permitted by the Credit Agreement as a result of which a Granting Party ceases to be a Subsidiary, such Granting Party shall automatically be released from its obligations hereunder and the Lien created hereunder in the Collateral of a Granting Party shall be automatically released.

(d) In connection with any sale or other disposition of Collateral permitted by the Credit Agreement (including, without limitation, any Relocation SPV Financing or **** Purchased Accounts), the Lien pursuant to this Agreement on such sold or disposed of Collateral shall be automatically released.

47

(e) In connection with termination or release pursuant to paragraphs (b), (c) or (d) above, the Collateral Agent shall execute and deliver to the relevant Granting Party (at the sole cost and expense of such Grantor) all releases or other documents (including without limitation Uniform Commercial Code termination statements) necessary or reasonably desirable for the release of the Liens created hereby on such Collateral and, if applicable, such Guarantee as such Granting Party may reasonably request. Any execution and delivery of documents pursuant to this Section 8.16 shall be without recourse to or representation or warranty by the Collateral Agent or any other Secured Party.

8.17 Intercreditor Agreement. Notwithstanding anything to the contrary herein, the Liens and rights granted to the Collateral Agent pursuant to this Agreement or any other Loan Document, and the exercise of any right or remedy, by the Collateral Agent hereunder or thereunder, are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other Loan Document, the terms of the Intercreditor Agreement shall govern and control with respect to any right or remedy. If any Granting Party shall pledge any assets or undertake any actions to perfect or protect any Liens on any assets pledged in connection with the Loan Documents, such Granting Party may simultaneously pledge such assets or undertake such actions with respect to such assets as necessary to comply with the provisions set forth in the Intercreditor Agreement, without further request or consent by the other Secured Parties party hereto or thereto.

[SIGNATURE PAGES FOLLOW]

48

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[Signature Page to Guarantee and Collateral Agreement]

[Signature Page to Guarantee and Collateral Agreement]

A Five Star Forwarding, LLC
A Relocation Solutions Management, LLC
A Three Rivers Forwarding, LLC
A.V.L. Transportation, LLC
Alaska USA Van Lines, LLC
Alliance Relocation Services, LLC
Allied Alliance Forwarding, LLC
Allied Continental Forwarding, LLC
Allied Domestic Forwarding, LLC
Allied Freight Forwarding, LLC
Allied Intermodal Forwarding, LLC
Allied International N.A., Inc.
Allied Interstate Transportation, Inc.
Allied Transcontinental Forwarding, LLC
Allied Transportation Forwarding, LLC
Allied Van Lines Terminal Company
Allied Van Lines, Inc.
Allied Van Lines, Inc. of Indiana
Americas Quality Van Lines, LLC
Anaheim Moving Systems, LLC
Cartwright Moving & Storage, LLC
Cartwright Van Lines, LLC
City Storage & Transfer, Inc.
DJK Residential LLC
Federal Traffic Service, LLC
Fleet Insurance Management, Inc.
FrontRunner Worldwide, Inc.
Global Van Lines, LLC
Global Worldwide, LLC
J.D.C. International, Inc.
Lyon Van Lines, LLC
Lyon Worldwide Shipping, LLC
Meridian Mobility Resources, Inc.
Move Management Services, Inc.
NACAL, LLC
NorAm Forwarding, LLC
North American Forwarding, LLC
North American International N.A., Inc.
North American Van Lines of Texas, LLC
North American Van Lines, Inc.
Relocation Risk Solutions, LLC
SIRVA Container Lines, Inc.
SIRVA Freight Forwarding, Inc.
SIRVA Global Relocation, Inc.
SIRVA Imaging Solutions, Inc.
SIRVA MLS, Inc.
SIRVA Move Management, Inc.
SIRVA Relocation LLC
SIRVA Relocation Properties, LLC
SIRVA Settlement of Alabama, LLC
SIRVA Settlement, Inc.
Trident Transport International, Inc.

[Signature Page to Guarantee and Collateral Agreement]

[Signature Page to Guarantee and Collateral Agreement]

Schedule 1 to Guarantee and Collateral Agreement

NOTICE ADDRESSES OF GUARANTORS

To a Guarantor:	For any Grantor or Guarantor
c/o SIRVA Worldwide, Inc.
700 Oakmont Lane
Westmont, Illinois 60559
Attention: Treasurer
Telecopy: (630)468-4706
Telephone: (630)570-3000

with a copy to:	Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Attention: Linda Myers, P.C.
Telecopy: (312) 862-2200
Telephone: (312) 862-2000

Sch 1-1

Schedule 2 to Guarantee and Collateral Agreement

DESCRIPTION OF PLEDGED SECURITIES

1. Pledged Stock

Unless otherwise noted below, 100% of the Stock held by each Granting Party is pledged

Granting Party: SIRVA, Inc.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
SIRVA Worldwide, Inc.	Common, $0.01	1	1,000

Granting Party: SIRVA Worldwide, Inc.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
North American Van Lines, Inc.	Common, $0.01	2	1000

Granting Party: North American Van Lines, Inc.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
A Five Star Forwarding, LLC	N/A	N/A	N/A
A Three Rivers Forwarding, LLC	N/A	N/A	N/A
Alaska USA Van Lines, LLC	N/A	N/A	N/A
Alliance Relocation Services, LLC	N/A	N/A	N/A
Allied Van Lines, Inc.	Common, $0.01	3	26
Americas Quality Van Lines, LLC	N/A	N/A	N/A
Anaheim Moving Systems, LLC	N/A	N/A	N/A
City Storage & Transfer, Inc.	Common, $1.00	4	1,000
Federal Traffic Service, LLC	N/A	N/A	N/A
Fleet Insurance Management, Inc.	Common, no par value specified	2	1,000
FrontRunner Worldwide, Inc.	Common, $1.00	1	1,000
Global Van Lines, LLC	N/A	N/A	N/A
Global Worldwide, LLC	N/A	N/A	N/A
J.D.C. International, Inc.	Common, no par value	6	150
Lyon Van Lines, LLC	N/A	N/A	N/A
Lyon Worldwide Shipping, LLC	N/A	N/A	N/A
Move Management Services, Inc.	Common, no par value specified	1	1,000
NACAL, LLC	N/A	N/A	N/A
NorAm Forwarding, LLC	N/A	N/A	N/A
North American Forwarding, LLC	N/A	N/A	N/A
North American International Holding Corporation	Common, $0.01	2	65

Sch 2-1

Schedule 2 to Guarantee and Collateral Agreement

North American International N.A., Inc.	Common, $0.01	5	1,000
North American Van Lines of Texas, LLC	N/A	N/A	N/A
Relocation Risk Solutions, LLC	N/A	N/A	N/A
SIRVA Container Lines, Inc.	Common, no par value	3	100
SIRVA Freight Forwarding, Inc.	Common, no par value specified	4	1,000
SIRVA Imaging Solutions, Inc.	Common, $1.00	3	1,000
SIRVA MLS, Inc.	Common	5	10
SIRVA Move Management, Inc.	Common, no par value	3	1,000
SIRVA Relocation LLC	N/A	N/A	N/A

Granting Party: North American Van Lines, Inc. (of foreign subsidiaries)

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
SIRVA Australian Holdings Pty. Ltd	Ordinary shares	2	42*
ALNAV Platinum Company	Common shares	2	12,494,508*
SIRVA Relocation Holdings Limited	Ordinary, £1.00	N/A	3,898,551*

* Representing 65% of the total number of shares.

Granting Party: Allied Van Lines, Inc.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
A Relocation Solutions Management Company	N/A	N/A	N/A
Allied International N.A., Inc.	Common, no par value	3	1,000
Allied Interstate Transportation, Inc.	Common, $0.10	1	100
Allied Van Lines, Inc. of Indiana	Common, $0.10	1	100
Allied Van Lines Terminal Company	Common, $5.00	2	60,000
		3	90,000
		4	60,000
A.V.L. Transportation, LLC	N/A	N/A	N/A
Cartwright Moving & Storage , LLC	N/A	N/A	N/A
Cartwright Van Lines, LLC	N/A	N/A	N/A
Meridian Mobility Resources, Inc.	Common, $0.10	2	100
Trident Transport International, Inc.	Common, $0.01	2	100

Sch 2-2

Schedule 2 to Guarantee and Collateral Agreement

Granting Party: Allied Van Lines Terminal Company

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
Allied Freight Forwarding, LLC	N/A	N/A	N/A

Granting Party: Allied Freight Forwarding, Inc.

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
Allied Alliance Forwarding, LLC	N/A	N/A	N/A
Allied Continental Forwarding, LLC	N/A	N/A	N/A
Allied Domestic Forwarding, LLC	N/A	N/A	N/A
Allied Intermodal Forwarding, LLC	N/A	N/A	N/A
Allied Transcontinental Forwarding, LLC	N/A	N/A	N/A
Allied Transportation Forwarding, LLC	N/A	N/A	N/A

Granting Party: SIRVA Relocation LLC (of domestic subsidiaries)

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
DJK Residential LLC	N/A	N/A	N/A
SIRVA Global Relocation, Inc.	Common, $0.01	1	1,000
SIRVA Settlement, Inc.	Common, no par value	3	450
SIRVA Settlement of Alabama, LLC	N/A	N/A	N/A

Granting Party: SIRVA Relocation LLC (of foreign subsidiaries)

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
CMSR Reinsurance, Ltd.	Common	3	7,150*
SIRVA Relocation Holdings Limited	Common, £1.00	N/A	101,366*

*	Representing 65% of the total number of shares.

Sch 2-3

Schedule 2 to Guarantee and Collateral Agreement

2. Pledged Notes

Issuer	Payee	Principal Amount
North American Van Lines, Inc.	SIRVA Relocation No. 1 Limited (UK)	GBP 2,225,086 LT Loan (Amount drawn GBP 2,225,086)
SIRVA Relocation Limited (HK)	North American Van Lines, Inc.	HKD 15,000,000 (amount drawn HKD 0)
North American Van Lines, Inc.	SIRVA Worldwide, Inc.	Original face amount: $1,000,000,000 + Interest Amount outstanding as of 2/28/2013: $1,339,848,673 (Interest portion is $386,619,426)
SIRVA Relocation Credit, LLC	SIRVA Relocation LLC	No Amount*
SIRVA Relocation Credit, LLC	SIRVA Global Relocation, Inc.	No Amount*
North American Van Lines, Inc.	SIRVA Pty Ltd (AU)	AUD 7,000,000 LT Loan (Amount drawn AUD 7,000,000)
SIRVA Pty Ltd (AU)	North American Van Lines, Inc.	AUD 20,000,000 (Amount drawn AUD 500,000)
SIRVA Relocation No. 1 Limited (UK)	North American Van Lines, Inc.	GBP 10,000,000 (Amount drawn GBP 3,490,861)
Concept Mobility Servicos De Mobilidade LTDA Brazil	SIRVA Worldwide, Inc.	$100,000 (Amount drawn $100,000)
Concept Mobility Servicos De Mobilidade LTDA Brazil	SIRVA Worldwide, Inc.	$100,000 (Amount drawn $100,000)
Concept Mobility Servicos De Mobilidade LTDA Brazil	SIRVA Worldwide, Inc.	$40,000 (Amount drawn $40,000)
Concept Mobility Servicos De Mobilidade LTDA Brazil	SIRVA Worldwide, Inc.	$60,000 (Amount drawn $60,000)
Concept Mobility Servicos De Mobilidade LTDA Brazil	SIRVA Worldwide, Inc.	$64,500 (Amount drawn $64,500)

Sch 2-4

Schedule 2 to Guarantee and Collateral Agreement

North American Van Lines, Inc.	Allied Moving Services (S) Pte Ltd (SG)	SGD 10,000,000 (Amount drawn SGD 2,170,000)
North American Van Lines, Inc.	SIRVA (Asia) Pte Ltd (SG)	SGD 10,000,000 (Amount drawn SGD 175,871)
North American Van Lines, Inc.	Allied Relocation Services LLC (UAE) (Formerly Allied Pickfords Pte Ltd)	$5,000,000 (Amount drawn $650,000)
SIRVA s.r.o.	North American Van Lines, Inc.	$5,000,000 (Amount drawn $572,588)
Allied Moving Services (HK) Limited	North American Van Lines, Inc.	HKD 20,000,000 (Amount drawn HKD 440,597)

*	SIRVA Global Relocation, Inc. and SIRVA Relocation LLC together owe SIRVA Relocation Credit, LLC an amount payable of $1,982,444.

Sch 2-5

Schedule 3 to Guarantee and Collateral Agreement

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor Name	Jurisdiction of Organization
A Five Star Forwarding, LLC	Delaware
A Relocation Solutions Management, LLC	Delaware
A Three Rivers Forwarding, LLC	Indiana
Alaska USA Van Lines, LLC	Indiana
Alliance Relocation Services, LLC	Delaware
Allied Alliance Forwarding, LLC	Delaware
Allied Continental Forwarding, LLC	Delaware
Allied Domestic Forwarding, LLC	Delaware
Allied Freight Forwarding, LLC	Delaware
Allied Intermodal Forwarding, LLC	Delaware
Allied International N.A., Inc.	Delaware
Allied Interstate Transportation, Inc.	Delaware
Allied Transportation Forwarding, LLC	Delaware
Allied Transcontinental Forwarding, LLC	Delaware
Allied Van Lines, Inc.	Delaware
Allied Van Lines, Inc. of Indiana	Indiana
Allied Van Lines Terminal Company	Delaware
Americas Quality Van Lines, LLC	Indiana
Anaheim Moving Systems, LLC	Delaware
A.V.L. Transportation, LLC	Delaware
Cartwright Moving & Storage , LLC	Delaware
Cartwright Van Lines, LLC	Delaware
City Storage & Transfer, Inc.	Colorado
DJK Residential LLC	New York
Federal Traffic Service, LLC	Indiana
Fleet Insurance Management, Inc.	Indiana
FrontRunner Worldwide, Inc.	Delaware
Global Van Lines, LLC	Indiana
Global Worldwide, LLC	Indiana
J.D.C. International, Inc.	Illinois
Lyon Van Lines, LLC	Indiana
Lyon Worldwide Shipping, LLC	Indiana
Meridian Mobility Resources, Inc.	Delaware
Move Management Services, Inc.	Indiana
NACAL, LLC	California
NorAm Forwarding, LLC	Indiana
North American Forwarding, LLC	Indiana
North American International N.A., Inc.	Delaware
North American Van Lines of Texas, LLC	Texas
North American Van Lines, Inc.	Delaware
Relocation Risk Solutions, LLC	Delaware
SIRVA, Inc.	Delaware

Sch 3-1

Schedule 3 to Guarantee and Collateral Agreement

Grantor Name	Jurisdiction of Organization
SIRVA Container Lines, Inc.	Florida
SIRVA MLS, Inc.	Indiana
SIRVA Move Management, Inc.	Indiana
SIRVA Settlement, Inc.	Ohio
SIRVA Settlement of Alabama, LLC	Alabama
SIRVA Freight Forwarding, Inc.	Indiana
SIRVA Global Relocation, Inc.	Delaware
SIRVA Imaging Solutions, Inc.	Delaware
SIRVA Relocation LLC	Delaware
SIRVA Relocation Properties, LLC	Delaware
SIRVA Worldwide, Inc.	Delaware
Trident Transport International, Inc.	Delaware

Sch 3-2

Schedule 4 to Guarantee and Collateral Agreement

TRADEMARKS AND TRADEMARK LICENSES

US Trademark Applications and Registrations

GRANTOR	TRADEMARK	APP./REG NUMBER	FILING/REG DATE
Alliance Relocation Services, Inc.	AAlliance & Design (Class 35)	3,243,594	5/22/2007
Allied Van Lines, Inc.	ALLIED & DESIGN	1,583,985	02/20/1990
Allied Van Lines, Inc.	1 and DESIGN	870,642	06/03/1969
Allied Van Lines, Inc.	ALLIED	1,903,048	07/04/1995
Allied Van Lines, Inc.	ALLIED VAN LINES	515,823	09/27/1949
Allied Van Lines, Inc.	1 & DESIGN (In Color)	1,957,420	02/20/1996
Allied Van Lines, Inc.	CAMIS (Stylized)	1,558,363	09/26/1989
Allied Van Lines, Inc.	EXPRESS 1	2,405,106	11/21/2000
Allied Van Lines, Inc.	EXPRESS 1 (Stylized)	2,405,105	11/21/2000
Allied Van Lines, Inc.	EXTRA CARE PROTECTION	1,209,044	09/14/1982
Allied Van Lines, Inc.	GLOBALCOM	3,250,687	06/12/2007
Allied Van Lines, Inc.	IMOVE.COM	3,585,186	03/10/2009
Allied Van Lines, Inc.	PRICED TO MOVE	3,345,484	11/27/2007
Allied Van Lines, Inc.	QUANTUM SALES	85/322515	10/28/2010
Allied Van Lines, Inc.	QLAB	85/254614
Allied Van Lines, Inc.	RELOCATE YOUR THINKING	3,839,199	08/24/2010
Allied Van Lines, Inc.	RELOGENIUS	4,182,782	07/31/2012
Allied Van Lines, Inc.	SCAN!	1,635,690	02/19/1991
Allied Van Lines, Inc.	SIRVA & Design	3,461,374	07/08/2008
Allied Van Lines, Inc.	SIRVA & Design (Solid Platinum ) (Class 35, 36, 39)	3,301,871	10/02/2007
Allied Van Lines, Inc.	SIRVA & Design (Class 35, 36, 39)	2,870,120	08/03/2004

Sch 4-1

Schedule 4 to Guarantee and Collateral Agreement

GRANTOR	TRADEMARK	APP./REG NUMBER	FILING/REG DATE
Allied Van Lines, Inc.	SIRVA (Class 35, 36, 39)	2,858,430	06/29/2004
Allied Van Lines, Inc.	THE CAREFUL MOVERS	1,540,911	05/23/1989
Allied Van Lines, Inc.	TRIDENT	3,320,652	10/23/2007
Allied Van Lines, Inc.	WE’LL GET YOU FROM REAL ESTATE AGENT TO MORTGAGE TO MOVED IN	3,461,375	07/08/2008
Global Van Lines, Inc.	GLOBAL & DESIGN (CLASS 16)	1,167,207	09/01/1981
Global Van Lines, Inc.	GLOBAL & DESIGN (CLASS 39)	897,127	08/18/1970
Global Van Lines, Inc.	GLOBAL (CLASS 16)	1,119,228	05/29/1979
Global Van Lines, Inc.	GLOBAL (CLASS 39)	903,656	12/01/1970
Lyon Van Lines, Inc.	LYON	1,015,990	07/15/1975
North American Van Lines, Inc.	ARROW DESIGN W/TWO CIRCLES (CONTAINERS)	948,409	12/12/1972
North American Van Lines, Inc.	ARROW DESIGN W/TWO CIRCLES (TRANSPORTATION)	914,752	06/08/1971
North American Van Lines, Inc.	CDL PLUS (INDIANA REG. ONLY)	5010-2457	06/24/1994
North American Van Lines, Inc.	DRIVER ROAD SERVICES & Design	4,140,924	05/15/2012
North American Van Lines, Inc.	EPSILON LETTER & DESIGN	1,580,611	01/30/1990
North American Van Lines, Inc.	HOME-TO-HOME	2,230,958	03/09/1999
North American Van Lines, Inc.	HOME TOUCH! (Class 9)	2,270,122	08/17/1999
North American Van Lines, Inc.	HOME TOUCH! (Class 35)	3,533,666	11/18/2008
North American Van Lines, Inc.	IF IT’S IMPORTANT TO YOU, IT’S IMPORTANT TO US	2,976,122	07/26/2005
North American Van Lines, Inc.	MOVESYNC	85/020,230	04/22/2010

Sch 4-2

Schedule 4 to Guarantee and Collateral Agreement

GRANTOR	TRADEMARK	APP./REG NUMBER	FILING/REG DATE
North American Van Lines, Inc.	NORTHAMERICAN	917,431	07/27/1971
North American Van Lines, Inc.	NORTHAMERICAN INTERNATIONAL & DESIGN	1,310,419	12/18/1984
North American Van Lines, Inc.	NORTHAMERICAN VAN LINES & DESIGN	915,264	06/15/1971
North American Van Lines, Inc.	PRICELOCK	3,291,833	9/11/2007
North American Van Lines, Inc.	PRICELOCK & DESIGN	3,288,883	09/04/2007
North American Van Lines, Inc.	UPGRADE YOUR MOVE TO: BUSINESS CLASS	3,923,739	02/22/2011
North American Van Lines, Inc.	WORLDTRAC	1,714,226	09/08/1992
SIRVA Relocation LLC	COREGUARD AV	3,948,386	04/19/2011
SIRVA Relocation LLC	EXECUTIVE RELOCATION (Class 35)	2,763,726	09/16/2003
SIRVA Relocation LLC	FlexFee (Stylized) (Class 36)**	2,182,901	08/18/1998
SIRVA Relocation LLC	FLEXGUARD AV	3,948,385	04/19/2011
SIRVA Relocation LLC	MOVEOURHOME	3,431,302	05/20/2008
SIRVA Relocation LLC	OPTIMOVE (Class 35 & 36)**	2,539,670	02/19/2002
SIRVA Relocation LLC	PROSOURCE PROPERTIES (Class 35 & 36)**	2,691,966	03/04/2003
SIRVA Relocation LLC	RELOCATION REDEFINED (Class 35)	2,827,440	03/30/2004
SIRVA Relocation LLC	RISKGUARD (Class 35 & 36)	3,488,637	08/19/2008
SIRVA Relocation LLC	RISKGUARD AVX (Class 35 & 36)	3,488,634	08/19/2008
SIRVA Relocation LLC	RISKGUARD BVX (Class 35 & 36)	3,488,635	08/19/2008
SIRVA Relocation LLC	SECUREGUARD AV	3,948,387	04/19/2011
SIRVA Relocation LLC	SELECTGUARD AV	3,986,259	06/28/2011
SIRVA Relocation LLC	SIRVA LSX	3.938,586	03/29/2011
SIRVA Relocation LLC	THE UNBUYOUT (Class 35 & 36)**	2,142,300	03/10/1998
SIRVA Relocation LLC	TOTAL RELOCATION ASSESSMENT CALCULATOR (TRAC)	3,935,161	03/22/2011

Sch 4-3

Schedule 4 to Guarantee and Collateral Agreement

GRANTOR	TRADEMARK	APP./REG NUMBER	FILING/REG DATE
SIRVA Relocation LLC	TRAC	3,958,654	05/10/2011
SIRVA Relocation LLC	MYMOVECONNECTION	4,123,101	04/03/2012
SIRVA Relocation LLC	GLOBAL CONNECTIONS	4,103,173	02/21/2012
SIRVA Relocation LLC	BVO SUNSET	4,143,981	05/15/2012

**	The following trademarks are no longer used by the Company, and the Company will not renew its registrations for these trademarks: FLEXFEE (Reg. No. 2,182,901), OPTIMOVE (Reg. No. 2,539,670), PROSOURCE PROPERTIES (Reg. No. 2,691,966), THE UNBUYOUT (Reg. No. 2,142,300).

Foreign Trademark Applications and Registrations

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Africa (OAPI)	1 ALLIED & Design (Class 36)	29343	06/27/1990
Allied Van Lines, Inc.	Algeria	1 ALLIED & Design (Class 39)	56448	06/26/1989
Allied Van Lines, Inc.	Algeria	ALLIED (Class 39)	56449	06/26/1989
Allied Van Lines, Inc.	Argentina	1 ALLIED & Design (Class 39)	1756799	03/07/2000
Allied Van Lines, Inc.	Argentina	ALLIED (Class 39)	1756788	03/07/2000
Allied Van Lines, Inc.	Australia	1 ALLIED & Design (Class 39)	514215	02/18/1992
Allied Van Lines, Inc.	Australia	ALLIED (Class 39)	514214	02/18/1992
Allied Van Lines, Inc.	Australia	ALLIED PICKFORDS	971205	12/16/2004
Allied Van Lines, Inc.	Australia	SIRVA (Class 36 & 39)	903532	03/04/2003
Allied Van Lines, Inc.	Austria	1 ALLIED & Design (Class 39)	127483	10/04/1989

Sch 4-4

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Austria	ALLIED (Class 09, 10, 14, 21, 24, 39)	65184	08/25/1969
Allied Van Lines, Inc.	Austria	ALLIED (Class 39)	127472	10/04/1989
Allied Van Lines, Inc.	Austria	ALLIED VAN LINES (Class 09, 10, 14, 21, 24, 39)	65183	08/25/1969
Allied Van Lines, Inc.	Austria	SIRVA (Class 36 & 39)	215219	01/28/2004
Allied Van Lines, Inc.	Austria	Slanted Highway Logo (Class 39)	115588	04/01/1987
Allied Van Lines, Inc.	Azerbaijan	ALLIED (Class 39)	950686	10/02/1995
Allied Van Lines, Inc.	Bahamas	1 ALLIED & Design (Class 39)	13576	07/02/1990
Allied Van Lines, Inc.	Bahamas	ALLIED (Class 39)	13575	07/02/1990
Allied Van Lines, Inc.	Bahrain	1 ALLIED & Design	734	04/15/1990
Allied Van Lines, Inc.	Bahrain	ALLIED (Class 39)	733	04/15/1990
Allied Van Lines, Inc.	Bahrain	THE CAREFUL MOVERS (Class 39)	–55723	05/06/2007
Allied Van Lines, Inc.	Barbados	1 ALLIED & Design (Class 39)	81/7016	09/05/1997
Allied Van Lines, Inc.	Barbados	ALLIED (Class 39)	81/5711	02/07/1997
Allied Van Lines, Inc.	Belarus	1 ALLIED & Design (Class 39)	3044	12/31/1993
Allied Van Lines, Inc.	Belarus	ALLIED (Class 39)	3246	02/24/1994
Allied Van Lines, Inc.	Benelux	1 ALLIED & Design (Class 39)	469132	06/01/1990
Allied Van Lines, Inc.	Benelux	ALLIED (Class 39)	477954	01/03/1991
Allied Van Lines, Inc.	Benelux	SIRVA (Class 36 & 39)	722021	005/06/2003
Allied Van Lines, Inc.	Benelux	THE CAREFUL MOVERS (Class 39)	564100	10/02/1995
Allied Van Lines, Inc.	Benelux	WORLD’S NO. 1 MOVER & Design (Class 06, 12, 16, 17, 20, 22)	72099	09/19/1973
Allied Van Lines, Inc.	Bermuda	1 ALLIED & Design (Class 39)	25014	06/21/1994
Allied Van Lines, Inc.	Bermuda	ALLIED (Class 39)	25013	06/21/1994

Sch 4-5

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Bolivia	1 ALLIED & Design (Class 39)	C49708	02/06/1990
Allied Van Lines, Inc.	Bolivia	ALLIED (Class 39)	C49707	02/06/1990
Allied Van Lines, Inc.	Brazil	ALLIED VAN LINES AIR FREIGHT (Cl 38,40)	810516640	10/31/2006
Allied Van Lines, Inc.	Brazil	ALLIED WORLDWIDE	Pending
Allied Van Lines, Inc.	Brazil	ALLIED (Class 38)	780274334	10/13/1991
Allied Van Lines, Inc.	Brazil	ALLIED (Class 39)	819162086	12/12/2000
Allied Van Lines, Inc.	Bulgaria	ALLIED (Class 39)	1915-S	12/23/1992
Allied Van Lines, Inc.	Bulgaria	THE CAREFUL MOVERS (Class 39)	45060	06/16/2003
Allied Van Lines, Inc.	Cambodia	ALLIED (Class 39)	4008	02/14/1994
Allied Van Lines, Inc.	Canada	SIRVA	TMA625695	11/17/2004
Allied Van Lines, Inc.	Canada	COMING HOME	407313	01/29/1993
Allied Van Lines, Inc.	Canada	EXTRA CARE PROTECTION	373773	09/28/1990
Allied Van Lines, Inc.	Canada	THE CAREFUL MOVERS	403707	10/23/1992
Allied Van Lines, Inc.	Chile	1 ALLIED & Design (Class 39)	631.585	04/14/1992
Allied Van Lines, Inc.	Chile	ALLIED PICKFORDS (Class 39)	518,281	07/30/1998
Allied Van Lines, Inc.	Chile	ALLIED VAN LINES (Class 39)	518,280	07/28/1988
Allied Van Lines, Inc.	China	ALLIED (Class 39)	775,345	01/07/1995
Allied Van Lines, Inc.	China	ALLIED (Class 39)	1,779,374	05/28/2002
Allied Van Lines, Inc.	China	SIRVA (Class 35)	3265982	04/14/2004
Allied Van Lines, Inc.	China	SIRVA (Class 36)	3265981	07/21/2004
Allied Van Lines, Inc.	China	SIRVA (Class 39)	3265980	03/21/2004
Allied Van Lines, Inc.	Colombia	1 ALLIED & Design (Class 39)	191086	09/17/1996
Allied Van Lines, Inc.	Colombia	ALLIED (Class 39)	138924	07/28/1992
Allied Van Lines, Inc.	Costa Rica	ALLIED (Class 39)	71967	05/02/1990
Allied Van Lines, Inc.	Croatia	ALLIED (Class 39)	Z922146	11/14/1990
Allied Van Lines, Inc.	Cyprus	1 ALLIED & Design (Class 39)	46564	11/08/1996

Sch 4-6

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Cyrpus	ALLIED (Class 39)	46563	11/08/1996
Allied Van Lines, Inc.	Czech Republic	1 ALLIED & Design (Class 39)	189133	04/29/1996
Allied Van Lines, Inc.	Denmark	1 ALLIED & Design (Class 39)	VR19915989	09/20/1991
Allied Van Lines, Inc.	Denmark	ALLIED (Class 39)	VR19691981	07/18/1969
Allied Van Lines, Inc.	Denmark	ALLIED VAN LINES (Class 39)	VR19692426	08/29/1969
Allied Van Lines, Inc.	Denmark	SIRVA (Class 36 & 39)	VR200203087	09/06/2002
Allied Van Lines, Inc.	Denmark	SLANTED HIGHWAY (CLASS 39)	VR19882027	05/06/1988
Allied Van Lines, Inc.	Denmark	WORLD’S NO. 1 MOVER & Design	VR19691989	07/18/1969
Allied Van Lines, Inc.	Dominican Republic	ALLIED WORLDWIDE – (Cl 70)	112694	05/15/2000
Allied Van Lines, Inc.	Dominican Republic	1 ALLIED & Design (Class 70)	47837	11/14/1989
Allied Van Lines, Inc.	Dominican Republic	ALLIED (Class 70)	47836	11/14/1989
Allied Van Lines, Inc.	Ecuador	1 ALLIED & Design (Class 39)	1105	11/24/1993
Allied Van Lines, Inc.	Ecuador	ALLIED (Class 39)	5578	11/26/1991
Allied Van Lines, Inc.	Egypt	1 ALLIED & Design (Class 39)	76230	11/24/1992
Allied Van Lines, Inc.	Egypt	ALLIED (Class 39)	75117	09/11/1991
Allied Van Lines, Inc.	Egypt	ALLIED WORLDWIDE	Pending
Allied Van Lines, Inc.	Egypt	Slanted Highway (Class 39)	68806	01/20/1991
Allied Van Lines, Inc.	Egypt	THE CAREFUL MOVERS	200388	06/02/2009
Allied Van Lines, Inc.	Estonia	1 ALLIED & Design (Class 39)	13551	10/14/1994
Allied Van Lines, Inc.	Estonia	ALLIED (Class 39)	08781	03/03/1994
Allied Van Lines, Inc.	Ethiopia	1 ALLIED & Design (Class 39)	01434	07/07/1992
Allied Van Lines, Inc.	Ethiopia	ALLIED (Class 39)	01433	07/07/1992
Allied Van Lines, Inc.	European Community	1 ALLIED & Design (Class 39)	83089	10/19/1998
Allied Van Lines, Inc.	European Community	ALLIED (Class 39)	83006	10/15/1999
Allied Van Lines, Inc.	European Community	GLOBALCOM (Class 42)	5853403	06/03/2008

Sch 4-7

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Finland	1 ALLIED & Design (Class 39)	115257	12/05/1991
Allied Van Lines, Inc.	Finland	SIRVA (Class 36 & 39)	229837	03/15/2004
Allied Van Lines, Inc.	Finland	Slanted Highway (Class 39)	103190	01/20/1989
Allied Van Lines, Inc.	France	1 ALLIED & Design (Class 39)	1549801	09/08/1989
Allied Van Lines, Inc.	France	ALLIED (Class 39)	1347958	03/25/1986
Allied Van Lines, Inc.	France	SIRVA (Class 36 & 39)	23174402	07/15/2002
Allied Van Lines, Inc.	France	Slanted Highway (Class 39)	1369033	08/29/1986
Allied Van Lines, Inc.	France	WORLD’S NO. 1 MOVER & Design (Cl 39)	1496771	11/02/1988
Allied Van Lines, Inc.	Georgia	ALLIED (Class 39)	312	11/07/1994
Allied Van Lines, Inc.	Germany	1 ALLIED & Design (Class 39)	1185895	10/05/1992
Allied Van Lines, Inc.	Germany	ALLIED (Class 39)	DD652292	02/25/1993
Allied Van Lines, Inc.	Germany	SIRVA (Class 36 & 39)	30238411	10/07/2002
Allied Van Lines, Inc.	Germany	Slanted Highway Logo (Class 39)	1129090	10/17/1988
Allied Van Lines, Inc.	Germany	WORLD’S NO. 1 MOVER & Design (Cl 6, 12,20)	881702-122	01/28/1969
Allied Van Lines, Inc.	Greece	1 ALLIED & Design (Class 16)	99660	05/17/1994
Allied Van Lines, Inc.	Greece	ALLIED (Class 39)	114647	05/17/1996
Allied Van Lines, Inc.	Greece	Slanted Highway Logo (Class 39)	84687	10/17/1989
Allied Van Lines, Inc.	Haiti	ALLIED (Class 39)	254/87	07/09/1990
Allied Van Lines, Inc.	Honduras	1 ALLIED & Design (Class 39)	1049	01/30/1991
Allied Van Lines, Inc.	Honduras	ALLIED (Class 39)	1048	01/30/1991
Allied Van Lines, Inc.	Hong Kong	1 ALLIED & Design (Class 16)	2109/93	12/03/1990
Allied Van Lines, Inc.	Hong Kong	1 ALLIED & Design (Class 39)	B6841/97	06/26/1997
Allied Van Lines, Inc.	Hong Kong	ALLIED (Class 16)	2108/93	12/03/1990
Allied Van Lines, Inc.	Hong Kong	ALLIED (Class 39)	B6842/1997	06/26/1997
Allied Van Lines, Inc.	Hong Kong	SIRVA (Class 35)	300014093	05/05/2003
Allied Van Lines, Inc.	Hong Kong	SIRVA (Class 36)	B7196/2003	05/29/2003

Sch 4-8

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Hong Kong	SIRVA (Class 39)	B10622/2003	08/27/2003
Allied Van Lines, Inc.	Hungary	ALLIED (Class 39)	131900	11/12/1990
Allied Van Lines, Inc.	Hungary	SIRVA (Class 36 & 39)	175127	04/24/2003
Allied Van Lines, Inc.	Iceland	1 ALLIED & Design (Class 39)	856/1989	11/07/1989
Allied Van Lines, Inc.	Iceland	ALLIED (Class 39)	855/1989	11/07/1989
Allied Van Lines, Inc.	India	1 ALLIED & Design	Pending
Allied Van Lines, Inc.	India	ALLIED (Class 16)	357958	04/23/2005
Allied Van Lines, Inc.	India	SIRVA	Pending
Allied Van Lines, Inc.	India	THE CAREFUL MOVERS	Pending
Allied Van Lines, Inc.	Indonesia	1 ALLIED & Design (Class 16)	506538	02/17/1992
Allied Van Lines, Inc.	Indonesia	ALLIED (Class 16)	506537	05/07/1992
Allied Van Lines, Inc.	Indonesia	ALLIED (Class 39)	327537	02/03/1995
Allied Van Lines, Inc.	Indonesia	THE CAREFUL MOVERS	318208	08/19/2011
Allied Van Lines, Inc.	Ireland	1 ALLIED & Design (Class 16)	138371	11/06/1989
Allied Van Lines, Inc.	Ireland	1 ALLIED & Design (Class 39)	201058	12/01/1998
Allied Van Lines, Inc.	Ireland	ALLIED (Class 16)	138370	11/06/1989
Allied Van Lines, Inc.	Ireland	ALLIED (Class 39)	201057	07/01/1996
Allied Van Lines, Inc.	Ireland	SIRVA (Class 35, 36 & 39)	226198	09/11/2003
Allied Van Lines, Inc.	Ireland	Slanted Highway (Class 16)	129207	10/17/1990
Allied Van Lines, Inc.	Israel	1 ALLIED & Design (Class 39)	79715	05/03/1994
Allied Van Lines, Inc.	Israel	ALLIED (Class 39)	79714	03/10/1994
Allied Van Lines, Inc.	Israel	Slanted Highway (Class 39)	65357	08/16/1990
Allied Van Lines, Inc.	Italy	1 ALLIED & Design (Class 39)	892532	05/18/1992
Allied Van Lines, Inc.	Italy	ALLIED (Class 39)	757779	05/06/1987
Allied Van Lines, Inc.	Italy	ALLIED WORLDWIDE – (Cl 39)	Pending
Allied Van Lines, Inc.	Italy	SIRVA (Class 36 & 39)	1018769	09/05/2006
Allied Van Lines, Inc.	Italy	Slanted Highway (Class 39)	1219710	03/09/1987
Allied Van Lines, Inc.	Japan	1 ALLIED & Design (Class 22)	2436687	07/31/1992

Sch 4-9

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Japan	1 ALLIED & Design (Class 39)	3000226	07/29/1994
Allied Van Lines, Inc.	Japan	ALLIED (Class 22)	2460169	09/30/1992
Allied Van Lines, Inc.	Japan	ALLIED (Class 39)	3000225	07/29/1994
Allied Van Lines, Inc.	Japan	ALLIED IN KATAKANA (Class 39)	3288935	04/25/1997
Allied Van Lines, Inc.	Japan	SIRVA (Class 36 & 39)	4785118	07/09/2004
Allied Van Lines, Inc.	Japan	THE CAREFUL MOVERS (Class 39)	5115181	02/29/2008
Allied Van Lines, Inc.	Jordan	ALLIED (Class 39	73571	08/16/2004
Allied Van Lines, Inc.	Kazakhstan	ALLIED (Class 39)	329	05/10/1993
Allied Van Lines, Inc.	Kenya	ALLIED (Class 39)	SMA0461	12/04/1996
Allied Van Lines, Inc.	Kenya	ALLIED WORLDWIDE – (Cl 39)	Pending
Allied Van Lines, Inc.	Korea, Republic of	SIRVA (Class 36 & 39)	98145	03/05/2004
Allied Van Lines, Inc.	Kosovo	ALLIED	Pending
Allied Van Lines, Inc.	Kuwait	ALLIED (Class 39)	34042	10/01/2003
Allied Van Lines, Inc.	Kuwait	THE CAREFUL MOVERS	86792	06/06/2010
Allied Van Lines, Inc.	Kuwait	1 ALLIED & Design	102611	06/06/2010
Allied Van Lines, Inc.	Laos	ALLIED (Class 39)	2702	03/03/1994
Allied Van Lines, Inc.	Latvia	1 ALLIED & Design (Class 39)	M16596	08/10/1994
Allied Van Lines, Inc.	Latvia	ALLIED (Class 39)	M32052	02/20/1996
Allied Van Lines, Inc.	Liberia	1 ALLIED & Design (Class 39)	00093/2004	09/14/1989
Allied Van Lines, Inc.	Liberia	ALLIED WORLDWIDE – (Cl 39)	2000/00044	05/01/2000
Allied Van Lines, Inc.	Liberia	ALLIED (Class 39)	00094/2004	09/14/1989
Allied Van Lines, Inc.	Liechtenstein	1 ALLIED & Design (Class 39)	8078	05/23/1991
Allied Van Lines, Inc.	Liechtenstein	ALLIED (Class 06, 12, 20)	2794	02/18/1969
Allied Van Lines, Inc.	Liechtenstein	ALLIED (Class 39)	8077	05/23/1991
Allied Van Lines, Inc.	Liechtenstein	ALLIED VAN LINES (Class 06, 12, 20)	2793	02/18/1969

Sch 4-10

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Liechtenstein	WORLD’S NO. 1 MOVER (Class 06, 12, 20)	2792	02/18/1969
Allied Van Lines, Inc.	Lithuania	1 ALLIED & Design (Class 39)	6522	02/23/1993
Allied Van Lines, Inc.	Lithuania	ALLIED (Class 39)	6046	09/15/1992
Allied Van Lines, Inc.	Macedonia	ALLIED (Class 39)	Pending – App. Z-2004/177
Allied Van Lines, Inc.	Malaysia	1 ALLIED & Design (Class 16)	90/02258	11/26/1994
Allied Van Lines, Inc.	Malaysia	1 ALLIED & Design (Class 39)	98/01577	05/14/2002
Allied Van Lines, Inc.	Malaysia	ALLIED (Class 16)	90/02257	02/22/1994
Allied Van Lines, Inc.	Malaysia	ALLIED (Class 39)	98/01578	04/17/2002
Allied Van Lines, Inc.	Malaysia	SIRVA (Class 36)	04003007	06/03/2006
Allied Van Lines, Inc.	Malaysia	SIRVA (Class 39)	04003008	06/07/2006
Allied Van Lines, Inc.	Mexico	1 ALLIED & Design (Class 39, 41)	444279	10/15/1993
Allied Van Lines, Inc.	Mexico	ALLIED (Class 39)	374167	03/19/1994
Allied Van Lines, Inc.	Mexico	SIRVA (Class 36)	760132	08/22/2002
Allied Van Lines, Inc.	Mexico	SIRVA (Class 39)	752036	06.26/2002
Allied Van Lines, Inc.	Monaco	1 ALLIED & Design (Class 39)	223171	07/29/2002
Allied Van Lines, Inc.	Monaco	ALLIED (Class 39)	R9314724	02/19/1969
Allied Van Lines, Inc.	Morocco	1 ALLIED & Design (Class 39)	43149	06/27/1989
Allied Van Lines, Inc.	Morocco	ALLIED (Stylized) (Class 39)	43148	06/27/1989
Allied Van Lines, Inc.	Morocco	ALLIED WORLDWIDE – (Cl 39)	17128	03/01/2000
Allied Van Lines, Inc.	Myanmar	ALLIED (Class 39)	3765/2006	06/12/2006
Allied Van Lines, Inc.	New Zealand	1 ALLIED & Design (Class 39)	195621	08/22/1989
Allied Van Lines, Inc.	New Zealand	ALLIED (Class 39)	195620	08/22/1989
Allied Van Lines, Inc.	New Zealand	SIRVA (Class 36)	652415	01/07/2003
Allied Van Lines, Inc.	New Zealand	SIRVA (Class 39)	652416	01/07/2003
Allied Van Lines, Inc.	New Zealand	ALLIED (Stylized) (Class 39)	197779	11/23/1989
Allied Van Lines, Inc.	Nigeria	1 ALLIED & Design (Class16)	66262	10/05/2005

Sch 4-11

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Nigeria	ALLIED (Class 16)	51343	10/17/1994
Allied Van Lines, Inc.	Norway	1 ALLIED & Design (Class 39)	144113	02/14/1991
Allied Van Lines, Inc.	Norway	ALLIED (Class 39	79030	04/16/1970
Allied Van Lines, Inc.	Norway	ALLIED VAN LINES (Class 39)	77050	07/31/1969
Allied Van Lines, Inc.	Norway	SIRVA (Class 36 & 39)	221614	10/30/2003
Allied Van Lines, Inc.	Norway	Slanted Highway (Class 39)	132946	08/04/1988
Allied Van Lines, Inc.	Norway	WORLD’S NO. 1 MOVER & Design (Cl 39)	77049	07/31/1969
Allied Van Lines, Inc.	Oman	ALLIED (Class39)	34822	02/08/2006
Allied Van Lines, Inc.	Pakistan	ALLIED (Class 12)	Pending – App. 183079
Allied Van Lines, Inc.	Pakistan	ALLIED (Class 16)	Pending – App. 183080
Allied Van Lines, Inc.	Panama	1 ALLIED & Design (Class 39)	056067	04/14/1992
Allied Van Lines, Inc.	Panama	ALLIED (Stylized) (Class 39)	056068	04/14/1992
Allied Van Lines, Inc.	Paraguay	ALLIED (Class 39)	138538	02/20/1990
Allied Van Lines, Inc.	Philippines	1 ALLIED & Design (Class 39)	51405	08/21/1991
Allied Van Lines, Inc.	Philippines	ALLIED (Class 39)	51395	08/21/1991
Allied Van Lines, Inc.	Philippines	SIRVA (Class 39)	Pending
Allied Van Lines, Inc.	Poland	ALLIED (Class 39)	70575	04/26/1993
Allied Van Lines, Inc.	Poland	ALLIED WORLDWIDE – (Cl 39)	Pending
Allied Van Lines, Inc.	Poland	SIRVA (Class 35, 36 & 39)	189802	08/21/2007
Allied Van Lines, Inc.	Portugal	1 ALLIED & Design (Class 39)	258021	03/12/1993
Allied Van Lines, Inc.	Portugal	ALLIED (Stylized) (Class 39)	258020	03/10/1993
Allied Van Lines, Inc.	Portugal	SIRVA (Class 35, 36 & 39)	365967	07/18/2003
Allied Van Lines, Inc.	Portugal	Slanted Highway (Class 39)	239021	03/25/1991
Allied Van Lines, Inc.	Qatar	1 ALLIED & Design	44419	06/30/2008
Allied Van Lines, Inc.	Qatar	ALLIED (Class 39)	33455	09/10/2007
Allied Van Lines, Inc.	Qatar	THE CAREFUL MOVERS	44420	06/23/2008

Sch 4-12

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Romania	ALLIED (Class 39)	17375	05/08/1991
Allied Van Lines, Inc.	Russia	1 ALLIED & Design (Class 39)	89078	05/14/1990
Allied Van Lines, Inc.	Russia	ALLIED (Class 39)	88091	02/26/1990
Allied Van Lines, Inc.	Saudi Arabia	1 ALLIED & Design (Class 39)	219/84	06/03/1992
Allied Van Lines, Inc.	Saudi Arabia	ALLIED (Class 39)	219/83	06/03/1992
Allied Van Lines, Inc.	Serbia/Montenegro	ALLIED (Class 39)	37065	06/30/1992
Allied Van Lines, Inc.	Singapore	1 ALLIED & Design (Class 39)	T91/01521C	03/01/1991
Allied Van Lines, Inc.	Singapore	ALLIED (Class 39)	T91/01520E	03/01/1991
Allied Van Lines, Inc.	Singapore	SIRVA (Class 35)	T02/01900E	02/06/2002
Allied Van Lines, Inc.	Singapore	SIRVA (Class 36)	T02/01901C	02/06/2002
Allied Van Lines, Inc.	Singapore	SIRVA (Class 39)	T02/01902A	02/06/2002
Allied Van Lines, Inc.	Slovak Republic	1 ALLIED & Design (Class 39)	177449	02/05/1997
Allied Van Lines, Inc.	Slovenia	ALLIED (Class 39)	9082240	11/14/1990
Allied Van Lines, Inc.	South Korea	1 ALLIED & Design	41-0165244	04/18/2008
Allied Van Lines, Inc.	South Korea	ALLIED (Class 108)	28045	07/27/1995
Allied Van Lines, Inc.	South Korea	ALLIED (Class 109)	28304	08/09/1995
Allied Van Lines, Inc.	Spain	1 ALLIED & Design (Class 39)	1517921	10/25/1993
Allied Van Lines, Inc.	Spain	ALLIED (Class 06)	580547	06/25/1973
Allied Van Lines, Inc.	Spain	ALLIED (Class 39)	1614273	06/23/1994
Allied Van Lines, Inc.	Spain	ALLIED INTERNATIONAL S.A.	257924/5
Allied Van Lines, Inc.	Spain	ALLIED INTERNATIONAL S.A.	256080/1
Allied Van Lines, Inc.	Spain	SIRVA (Class 35)	2458086	05/29/2003
Allied Van Lines, Inc.	Spain	SIRVA (Class 36)	2458087	05/29/2003
Allied Van Lines, Inc.	Spain	SIRVA (Class 39)	2458088	11/05/2002
Allied Van Lines, Inc.	Spain	Slanted Highway (Class 39)	1160698	07/02/1987
Allied Van Lines, Inc.	Spain	THE CAREFUL MOVERS	2879136	10/14/2009
Allied Van Lines, Inc.	Sri Lanka	1 ALLIED & Design (Class 39)	58764	08/24/1992
Allied Van Lines, Inc.	Sri Lanka	ALLIED (Class 39)	58778	08/24/1992

Sch 4-13

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Sri Lanka	ALLIED WORLDWIDE – (Cl 39)	Pending
Allied Van Lines, Inc.	Sudan	1 ALLIED & Design (Class 39)	22545	03/10/1992
Allied Van Lines, Inc.	Sudan	ALLIED (Class 39)	22544	03/10/1992
Allied Van Lines, Inc.	Sweden	1 ALLIED & Design (Class 39)	237870	07/17/1992
Allied Van Lines, Inc.	Sweden	1 ALLIEDPICKFORDS & Design (Cl 39)	245697	01/15/1993
Allied Van Lines, Inc.	Sweden	SIRVA (Class 35, 36 & 39)	361369	06/06/2003
Allied Van Lines, Inc.	Sweden	Slanted Highway (Class 39)	208388	12/04/1987
Allied Van Lines, Inc.	Switzerland	1 ALLIED & Design (Class 16)	375013	04/05/1990
Allied Van Lines, Inc.	Switzerland	ALLIED (Class 39)	405266	11/24/1993
Allied Van Lines, Inc.	Switzerland	ALLIED 1 State Route Design (Cl 06, 20)	375028	01/27/1989
Allied Van Lines, Inc.	Switzerland	ALLIED VAN LINES (Class 06, 20)	374261	01/26/1989
Allied Van Lines, Inc.	Switzerland	SIRVA (Class 36, 39 & 42)	502746	08/30/2002
Allied Van Lines, Inc.	Switzerland	WORLD’S NO. 1 MOVER & DESIGN (Class 06,20)	374416	01/26/1989
Allied Van Lines, Inc.	Taiwan	1 ALLIED & Design (Class 39)	1208457	05/01/2006
Allied Van Lines, Inc.	Taiwan	ALLIED (Class 39)	70902	07/16/1994
Allied Van Lines, Inc.	Taiwan	SIRVA (Class 36)	182658	06/16/2003
Allied Van Lines, Inc.	Taiwan	SIRVA (Class 39)	182818	06/16/2003
Allied Van Lines, Inc.	Tanganyika (Republic of Tanzania)	ALLIED (Class 39)	SM.171	08/02/1995
Allied Van Lines, Inc.	Tanganyika (Republic of Tanzania)	ALLIED WORLDWIDE – (Cl 39)	Pending
Allied Van Lines, Inc.	Thailand	1 ALLIED & Design (Class 39)	SM3072	06/26/1995
Allied Van Lines, Inc.	Thailand	ALLIED (Class 39)	SM839	03/15/1994

Sch 4-14

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Allied Van Lines, Inc.	Thailand	SIRVA (Class 36)	Bor26720	06/17/2005
Allied Van Lines, Inc.	Thailand	SIRVA (Class 39)	Bor26893	07/12/2005
Allied Van Lines, Inc.	Thailand	THE CAREFUL MOVERS (Class 39)	Pending – App. 659432
Allied Van Lines, Inc.	Trinidad/Tobago	1 ALLIED & Design (Class 39)	18446	12/12/1989
Allied Van Lines, Inc.	Trinidad/Tobago	ALLIED (Class 39)	18445	01/03/1995
Allied Van Lines, Inc.	Turkey	1 ALLIED & Design (Class 16)	115621	07/31/1989
Allied Van Lines, Inc.	Turkey	ALLIED (Class 16)	115615	07/31/1989
Allied Van Lines, Inc.	Turkey	ALLIED (Class 39)	175941	09/20/1996
Allied Van Lines, Inc.	Uganda	ALLIED (Class 16)	22365	07/26/2000
Allied Van Lines, Inc.	Ukraine	1 ALLIED & Design (Class 39)	12174	06/07/1999
Allied Van Lines, Inc.	Ukraine	ALLIED (Class 39)	5919	06/30/1994
Allied Van Lines, Inc.	United Arab Emirates	1 ALLIED & Design (Class 39)	20376	03/22/1999
Allied Van Lines, Inc.	United Arab Emirates	ALLIED (Class 39)	24162	03/26/2000
Allied Van Lines, Inc.	United Arab Emirates	SIRVA (Class 39)	53528	06/01/2005
Allied Van Lines, Inc.	United Arab Emirates	SIRVA (Class 36)	53176	05/24/2005
Allied Van Lines, Inc.	United Kingdom	1 ALLIED & Design (Class 39)	1388715	01/22/1993
Allied Van Lines, Inc.	United Kingdom	ALLIED (Class 39)	1388351	06/19/1989
Allied Van Lines, Inc.	United Kingdom	SIRVA (Class 35, 36 & 39)	2292700	05/07/2004
Allied Van Lines, Inc.	United Kingdom	Slanted Highway (Class 39)	1278499	08/03/1990
Allied Van Lines, Inc.	Uruguay	1 ALLIED & Design (Class 39)	404883	12/12/1989
Allied Van Lines, Inc.	Uruguay	ALLIED (Class 39)	404882	12/12/1989
Allied Van Lines, Inc.	Venezuela	1 ALLIED & Design (Class 50)	D029.501	02/16/1994
Allied Van Lines, Inc.	Venezuela	ALLIED (Class 39)	D029.500	02/16/1994
Allied Van Lines, Inc.	Vietnam	1 ALLIED & Design	174961	11/07/2011
Allied Van Lines, Inc.	Vietnam	ALLIED (Class 39)	9785	11/30/1993
Allied Van Lines, Inc.	Zimbabwe	1 ALLIED & Design (Class 39)	1199/97	07/22/1997
Allied Van Lines, Inc.	Zimbabwe	ALLIED (Class 39)	1198/97	07/22/1997

Sch 4-15

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
Global Van Lines, Inc.	Canada	GLOBAL	171,407	09/18/1970
Global Van Lines, Inc.	Canada	GLOBAL & DESIGN	172,334	10/30/1970
Global Van Lines, Inc.	Mexico	MEXICO – GLOBAL & DESIGN	558246	09/11/1997
North American Van Lines, Inc.	Argentina	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 35)	1,457,019	07/30/1993
North American Van Lines, Inc.	Australia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 35)	B377379	06/25/1982
North American Van Lines, Inc.	Australia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 39)	B377380	06/25/1982
North American Van Lines, Inc.	Benelux	BALLS & ARROW DESIGN (CLASS 12, 16)	538312	09/21/1993
North American Van Lines, Inc.	Benelux	NORTHAMERICAN INTERNATIONAL (CLASS 6, 12, 16)	505496	10/01/1991
North American Van Lines, Inc.	Benelux	NORTHAMERICAN INTERNATIONAL & DESIGN (CLASS 6, 12, 16)	508152	10/01/1991
North American Van Lines, Inc.	Brazil	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 38)	811284719	11/21/1995
North American Van Lines, Inc.	Canada	BALLS & ARROW DESIGN	180,168	12/24/1971
North American Van Lines, Inc.	Canada	NORTHAMERICAN	184,196	07/07/1972
North American Van Lines, Inc.	Canada	NORTHAMERICAN AND DESIGN	189,097	03/09/1973

Sch 4-16

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
North American Van Lines, Inc.	Canada	NORTHAMERICAN W/MAPLE LEAF OVER “I”	466,692	11/29/1996
North American Van Lines, Inc.	Canada	YOU LOAD WE DRIVE	320,766	11/21/1986
North American Van Lines, Inc.	Chile	NORTH AMERICAN VAN LINES	519.623	08/18/1998
North American Van Lines, Inc.	Colombia	NORTHAMERICAN INTERNATIONAL (CLASS 39)	118247	08/24/1987
North American Van Lines, Inc.	Colombia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 39)	203249	04/09/1997
North American Van Lines, Inc.	Egypt	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 35)	59314	03/26/1988
North American Van Lines, Inc.	Egypt	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 39)	59315	03/26/1988
North American Van Lines, Inc.	France	NORTHAMERICAN INTERNATIONAL (CLASS 35, 39)	1.701.421	07/29/1981
North American Van Lines, Inc.	France	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 35, 39)	1.701.420	07/29/1981
North American Van Lines, Inc.	Germany	BALLS & ARROW DESIGN	2072044	07/20/1994
North American Van Lines, Inc.	Germany	NORTHAMERICAN INTERNATIONAL & DESIGN (CLASS 39)	1044880	02/16/1983
North American Van Lines, Inc.	Indonesia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 12)	366978	10/16/1985

Sch 4-17

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
North American Van Lines, Inc.	Indonesia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 16)	366981	10/16/1985
North American Van Lines, Inc.	Indonesia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 20)	366980	10/16/1985
North American Van Lines, Inc.	Indonesia	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 6)	366979	10/16/1985
North American Van Lines, Inc.	Mexico	BALLS & ARROW LOGO (CLASS 39)	493093	05/26/1995
North American Van Lines, Inc.	Mexico	NORTHAMERICAN (CLASS 39)	489075	04/25/1995
North American Van Lines, Inc.	Mexico	NORTHAMERICAN INTERNATIONAL (CLASS 39, 41)	303711	12/02/1983
North American Van Lines, Inc.	Mexico	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 39, 41)	308515	12/02/1983
North American Van Lines, Inc.	United Kingdom	BALLS & ARROW DESIGN (CLASS 12)	1545821	08/25/1993
North American Van Lines, Inc.	United Kingdom	BALLS & ARROW DESIGN (CLASS 16)	1545822	08/25/1993
North American Van Lines, Inc.	United Kingdom	BALLS & ARROW DESIGN (CLASS 20)	1545823	08/25/1993
North American Van Lines, Inc.	United Kingdom	BALLS & ARROW DESIGN (CLASS 6)	2007268	01/10/1995

Sch 4-18

Schedule 4 to Guarantee and Collateral Agreement

			APP./REG.	FILING/REG.
GRANTOR	COUNTRY	TRADEMARK	NUMBER	DATE
North American Van Lines, Inc.	United Kingdom	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 12)	1177364	06/24/1982
North American Van Lines, Inc.	United Kingdom	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 16)	1177365	06/24/1982
North American Van Lines, Inc.	United Kingdom	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 20)	1177366	06/24/1982
North American Van Lines, Inc.	United Kingdom	NORTHAMERICAN INTERNATIONAL AND DESIGN (CLASS 6)	1177363	06/24/1982
North American Van Lines, Inc.	Uruguay	NORTHAMERICAN INTERNATIONAL AND DESIGN	277.087	04/29/1985
SIRVA Relocation LLC	Australia	RELOCATION REDEFINED	1020503	05/16/2005
SIRVA Relocation LLC	Canada	RELOCATION REDEFINED	TMA648,616	09/21/2005
SIRVA Relocation LLC	China	RELOCATION REDEFINED	4393848	08/07/2008
SIRVA Relocation LLC	France	RELOCATION REDEFINED	043312800	02/18/2005
SIRVA Relocation LLC	Germany	RELOCATION REDEFINED	30453212	03/07/2005
SIRVA Relocation LLC	Japan	RELOCATION REDEFINED	4852595	04/01/2005
SIRVA Relocation LLC	Singapore	RELOCATION REDEFINED	T04/15484H	09/15/2004

Sch 4-19

Schedule 4 to Guarantee and Collateral Agreement

Trademark License Agreements

Trademark License Agreement	Date
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and SIRVA International Freight Forwarding (Shanghai) Co Ltd	1/1/2010
License Agreement between SIRVA Relocation LLC and Five Star Relocation (Japan,)	1/1/2011
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and Allied Relocation Services LLC (UAE)	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and Allied Moving Services (HK) Limited (Hong Kong)	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and Allied Moving Services (S) Pte Ltd (Singapore)	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and Allied Moving Services (M) Sdn Bhd (Malaysia)	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and SIRVA Canada LP	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and SIRVA Group (NZ) Ltd.	1/1/2010
License Agreement among Allied Van Lines, Inc., North American Van Lines, Inc. and SIRVA Pty Ltd. (Australia)	1/1/2010

North American Van Lines, Inc. (“NAVL”) has licensed to members of its network of local moving and storage companies (“Local Agents”) the right to use one or more of NAVL’s trademarks in their business. A number of Local Agents are also authorized/licensed to use NAVL’s name or trade name as part of a business name.

Allied Van Lines, Inc. has licensed to its Local Agents and authorized representative the right to use one more of its trademarks, software, trade names, service marks and registered copyrights in their business. A number of Local Agents and authorized representatives are also authorized/licensed to use the Allied name or trade name as part of a business name.

Sch 4-20

Schedule 4 to Guarantee and Collateral Agreement

NAVL, Allied Van Lines, Inc. and SIRVA Relocation LLC have entered into a number of “affinity contracts” pursuant to which the applicable Grantor has granted limited trademark licenses to affinity organizations and marketing partners that promote its products. Such affinity contracts include contracts with existing clients as well as association, member-based and marketing organizations, including, but not limited to: American Legion; Disabled Veterans; National Rifle Association; Union Privilege; Next Jump; Perkspot; National Association of Retired Federal Employees.

Exclusive Trademark License Agreements

1.	License Agreement between Allied Van Lines, Inc. and Adams Transport Co ApS—Denmark

2.	Franchise Agreement between SIRVA (Asia) Pte Ltd. and Ahjin—Korea

3.	License Agreement between Allied Van Lines, Inc. and TEAM Relocations S.A.—Luxembourg

4.	License Agreement between Allied Van Lines, Inc. and TEAM Relocations Eastern Europe B.V.—Russia

5.	License Agreement between Allied Van Lines, Inc. and TEAM Relocations sro—Czech Republic

6.	Franchise Agreement between SIRVA (Asia) Pte Ltd. and Altus Logistics (Vietnam) Ltd

7.	Franchise Agreement between SIRVA (Asia) Pte. Ltd. and Circle Freight International (Bahrain) Co. WLL

8.	Franchise Agreement between SIRVA (Asia) Pte. Ltd. and Executive International Movers (EIM) Co. Ltd—Thailand

9.	Franchise Agreement between SIRVA (Asia) S Pte. Ltd. and Five Star International Inc.—Japan

10.	License Agreement between Allied Van Lines, Inc. and Majortrans Flytte Service AS,—Norway

11.	Franchise Agreement between Allied International N.A., Inc. and Matrix Relocations EEOD—Bulgaria

12.	Franchise Agreement between Allied Van Lines, Inc. and Matrix Relocations EEOD—Croatia

13.	Franchise Agreement between Allied International N.A., Inc. and Matrix Relocations Ltd.—Greece

14.	Franchise Agreement between Allied Van Lines, Inc. and Matrix Relocations EEOD—Kosovo

Sch 4-21

Schedule 4 to Guarantee and Collateral Agreement

15.	Franchise Agreement between Allied Van Lines, Inc. and Matrix Relocations EEOD—Montenegro

16.	Franchise Agreement between Allied Van Lines, Inc. and Matrix Relocations EEOD—Serbia

17.	Franchise Agreement between Allied International N.A. Inc and Pickfords Removals (South Africa) Proprietary Limited

18.	Franchise Agreement between Allied Pickfords Limited and PT Pacific Removindo —Indonesia

19.	Franchise Agreement between SIRVA (Asia) Pte Ltd and Quick Cargo; Khayat & Partners—Egypt

20.	Franchise Agreement between SIRVA S.R.O. and Societate Comerciale Rilvan-Serv S.R.L.—Romania

21.	Franchise Agreement between Allied International S.A. and Spedimpex Iberica, S.A. – Spain

22.	License Agreement between Allied Van Lines, Inc. and TEAM Relocations B.V. —Netherlands

23.	Franchise Agreement between Allied Van Lines, Inc. and TEAM Relocations GmbH—Germany

24.	Franchise agreement between Allied Van Lines, Inc. and TEAM Relocations N.V.—Belgium

25.	Representative Agreement between Allied Pickfords Ltd. and Trademark Services International S.A.—Italy

26.	License Agreement between Allied Van Lines, Inc. and Transeuro Desbordes Worldwide Relocation SAS—France

27.	Franchise Agreement between SIRVA (Asia) Pte Ltd. and Transworld International Van Lines Ltd—Taiwan

28.	License Agreement between SIRVA (Asia) Pte Ltd. and Global Freight Systems Company —Kuwait

29.	License Agreement between Allied Van Lines, Inc. and TEAM Relocation Solutions SA (formerly known as SIRVA S.A.—Switzerland

30.	License Agreement between Allied Van Lines, Inc. and TEAM Relocations AB (formerly known as Kungsholms Express & Spedition AB)—Sweden

31.	License Agreement between Allied Van Lines, Inc. and Moving Services Group K Limited—UK

Sch 4-22

Schedule 4 to Guarantee and Collateral Agreement

PATENTS AND PATENT LICENSES

US Patents and Patent Applications

Grantor	Title	Issue Date	Patent Number	Application Number
North American Van Lines, Inc.	Knock-down Shipping & Storage Container (PROPAC)	8/14/1990	4,948,005	07/307,627
North American Van Lines, Inc.	Knock-down Shipping & Storage Container (PROPAC)	12/31/1991	5,076,454	07/475,788

COPYRIGHTS AND COPYRIGHT LICENSES

US Copyright Registrations

Grantor	Title	Registration No.	Registration Date
Allied International N. A., Inc.	Allied International insurance system user guide	TXu 714-999	10/23/1995
Allied International N. A., Inc.	Allied International Marine Insurance Application (computer program)	TXu 715-000	10/23/1995
Allied International N. A., Inc.	Allied International Marine Insurance Application: Marine Insurance Application turnover documents	TXu 715-001	10/23/1995
Allied Van Lines, Inc.	Allied Van Lines agents index to AVL policies and procedures	TX 32-288	5/4/1978
Allied Van Lines, Inc.	Allied Van Lines move to freedom 1984-1986	PAu 747-317	1/31/1985
Allied Van Lines, Inc.	How to book and service air freight	TX 104-453	4/10/1978
Allied Van Lines, Inc.	Introduction to air freight	TX 47-582	4/6/1978

Sch 4-23

Schedule 4 to Guarantee and Collateral Agreement

Grantor	Title	Registration No.	Registration Date
Allied Van Lines, Inc.	Move with confidence: Your Guide to Moving to Canada	TX 5-079-453	10/20/1999
Allied Van Lines, Inc.	Moving forward	TXu 1-066-642	2/27/2003
Allied Van Lines, Inc.	Quality of service audit customer survey/Allied’s Customer Satisfaction Index	TX 5-085-209	10/27/1999
North American Van Lines, Inc.	“A Guide to Cargo Claims Adjustment”	A199268	1970
North American Van Lines, Inc.	“Glossary of Moving Terms”	A945990	10/2/1967
North American Van Lines, Inc.	“How North American Van Lines Solves Exhibit Display Problems”	Kk-127682	5/1957
North American Van Lines, Inc.	“I Went to Fort Wayne, Indiana to Cover the Thrilling Story of “People On The Go”	Kk-132402	1957
North American Van Lines, Inc.	“Man on the Go”. tells the best route to a new home”	Kk-134277	4/1958
North American Van Lines, Inc.	“MOVING THE HUMAN ELEMENT”	TX 2-868-225	7/2/1990
North American Van Lines, Inc.	“Moving?”	Kk-134978	6/1958
North American Van Lines, Inc.	“North American Van Lines Carton Content/North American Van Lines P.O.B. Cartons”	A556204	3/29/1974
North American Van Lines, Inc.	“North American Van Lines Meets The Challenge Of 30,000,000 People on the Move”	Kk-123817	2/1957

Sch 4-24

Schedule 4 to Guarantee and Collateral Agreement

Grantor	Title	Registration No.	Registration Date
North American Van Lines, Inc.	“The Show Goes On” with exhibits shipped like North American “Wife-Approved” Moves	Kk-120280	9/8/1956
North American Van Lines, Inc.	Direct-wire Dispatching assures on- time service in North American “Wife-Approved” Moves	Kk-119136	8/18/1956
North American Van Lines, Inc.	Exhibit displays handled as safely as North American “Wife- Approved” Moves	Kk-120281	9/1/1956
North American Van Lines, Inc.	High-Value Products gentled just like North American “Wife- Approved Moves”	Kk-119137	7/28/1956
North American Van Lines, Inc.	High-Value Products gentled just like North American “Wife- Approved” Moves	Kk-122305	9/17/1956
North American Van Lines, Inc.	Keep precious possessions safe with a “Wife-Approved” Household Move	Kk-120283	10/13/1956
North American Van Lines, Inc.	Moving? Guard fine furnishings with a “Wife-Approved” Household Move	Kk-122306	11/1956
North American Van Lines, Inc.	New Furnishings get the same gentle handling as North American “Wife-Approved” Moves	Kk-120282	8/1956
North American Van Lines, Inc.	North American Agents are famous for “Wife-Approved” Moving Service	Kk-119135	8/1956
North American Van Lines, Inc.	Pillow-Safe Packing protects every article in North American “Wife-Approved” Moves	Kk-120286	9/22/1956

Sch 4-25

Schedule 4 to Guarantee and Collateral Agreement

Grantor	Title	Registration No.	Registration Date
North American Van Lines, Inc.	When you move—get the protection of a “Wife-Approved” Household Move	Kk-120277	9/15/1956
North American Van Lines, Inc.	Your North American Agent gives you “Wife-Approved” Moving Service	Kk-120279	10/1956
SIRVA Relocation LLC	Cybertunities	TX 4-723-524	1/20/1998
SIRVA Relocation LLC	Guide for Relocating Families	TX 2-972-967	12/6/1990
SIRVA Relocation LLC	Homefinding Correspondence Course	TX 2-968-328	12/6/1990
SIRVA Relocation LLC	Homepool Agent Training Course – Homefinding	TX 2-970-065	12/5/1990
SIRVA Relocation LLC	Homepool Agent Training Course — Valuation	TX 3-027-897	2/19/1991
SIRVA Relocation LLC	Homepool Training Agent	TX 2-973-134	12/5/1990
SIRVA Relocation LLC	Listing Correspondence Course	TX 2-968-321	12/6/1990
SIRVA Relocation LLC	Making Your Next Home A Smart Buy	TX 3-061-317	2/19/1991
SIRVA Relocation LLC	The Art of Relocation Pricing	TX 2-993-218	12/31/1990
SIRVA Relocation LLC	The Relocation Industry and Benefits	TX 2-972-312	12/5/1990
SIRVA Relocation LLC	The Relocation Industry and Benefits	TX 2-968-325	12/6/1990
SIRVA Relocation LLC	The Secret of Selling and Buying Your Home	TX 3-061-327	2/19/1991

Sch 4-26

Schedule 4 to Guarantee and Collateral Agreement

Grantor	Title	Registration No.	Registration Date
SIRVA Relocation LLC	What If Your Home Does Not Sell	TX 3-065-934	12/27/1990
SIRVA Relocation LLC	What To Do If Your Home Does Not Sell	TX 2-968-326	12/6/1990
SIRVA Relocation LLC	When Its Time To Really Sell Your Home	TX 3-061-319	2/19/1991
SIRVA Relocation LLC	Wisebuys How to Negotiate for Your Next Home	TX 2-968-327	12/6/1990
SIRVA Relocation LLC	Wisebuys Negotiating Kit	TX 2-994-212	12/27/1990
SIRVA Relocation LLC	Your Relocation	TX 3-061-322	1/2/1991
SIRVA Relocation LLC	Your Relocation — Guaranteed Sales Price Counseling	TX 3-003-509	12/31/1990
SIRVA Relocation LLC	Your Relocation — Profit Plus Counseling	TX 3-061-321	1/2/1991
SIRVA Relocation LLC	How to choose a real-estate broker	TX 0001767776	1986
SIRVA Relocation LLC	How to market your home	TX 0001789063	1986
SIRVA Relocation LLC	Managing your realtor	TX 0001767789	1986
SIRVA Relocation LLC	Relocation appraisals	TX 0001860921	1986
SIRVA Relocation LLC	Your relocation program	TX 0001860920	1986

Sch 4-27

Schedule 5 to Guarantee and Collateral Agreement

EXISTING PRIOR LIENS

North American Van Lines, Inc.

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION
Secretary of State, Delaware	UCC 02/13/2013	20091716403 06/01/2009	NORTH AMERICAN VAN LINES, INC. 5001 U.S. HIGHWAY 30, WEST FORT WAYNE, IN 46818	HEWLETT- PACKARD FINANCIAL SERVICES COMPANY 420 MOUNTAIN AVE MURRAY HILL, NJ 07974	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	20091975082 06/22/2009	NORTH AMERICAN VAN LINES, INC. 5001 U.S. HIGHWAY 30, WEST FORT WAYNE, IN 46818	INDIANA ECONOMIC DEVELOPMENT CORPORATION ONE NORTH CAPITOL AVENUE SUITE 700 INDIANAPOLIS, IN 46204	Fixture filing.

Sch 5-1

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION
Secretary of State, Delaware	UCC 02/13/2013	20102402752 07/09/2010	NORTH AMERICAN VAN LINES, INC. 5001 U.S. HIGHWAY 30, WEST FORT WAYNE, IN 46818	DATA SALES CO., INC. 3450 W BURNSVILLE PARKWAY BURNSVILLE, MN 55337	Lease of specific equipment.

Recorder, Allen County, Indiana	FIXT 02/22/2013	U20090189 06/23/2009	North American Van Lines, Inc. 5001 U.S. Highway 30 West Fort Wayne, IN 46818	Indiana Economic Development Corporation One North Capitol Avenue, Suite 700 Indianapolis, IN 46204	All real estate, together with all improvements on, rights privileges, interest, easements, herditaments, appurtenances, fixtures.

Clerk of the Circuit Court, Allen County, Indiana	JL 02/22/2013	BK2003 PG994 06/02/2003	Defendant: North American Vanlines Inc.	Plaintiff: State of Indiana	$387.24

Clerk of the Circuit Court, Allen County, Indiana	JL 02/22/2013	LIT: 02C0101402- MF-000210 filed 02/16/2004 JL: BK20 PG130 04/14/2004	Defendant: Williams Heidi M North American Van Lines Kiddie Prep School Lot 209 & E 20 FT Lot 201	Plaintiff: Mortgage Electronic	$62,066.39

Sch 5-2

Schedule 5 to Guarantee and Collateral Agreement

SIRVA Relocation LLC

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	UCC 02/13/2013	51089854 04/08/2005	SIRVA RELOCATION LLC 505 NORTH HWY. SUITE 335 MINNEAPOLIS, MN 55411	RELATIONAL, LLC 3701 ALGONQUIN ROAD ROLLING MEADOWS, IL 60008	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	41829318 06/30/2004	SIRVA Relocation LLC 700 Oakmont Lane Westmont, IL 60559	LaSalle Bank National Association, as Agent for the Purchasers 135 S. LaSalle Street Chicago, IL 60674 Assignor: SIRVA Relocation Credit, LLC 700 Oakmont Lane Westmont, IL 60559	All Debtor’s right, title and interest to Receivables and Collections.

Secretary of State, Delaware	AMEND 02/13/2013	43645464 12/27/2004			Restatement of collateral. All Debtor’s right, title and interest to Receivables and Collections.

Secretary of State, Delaware	AMEND 02/13/2013	50998436 04/01/2005			Restatement of collateral. All Debtor’s right, title and interest to Receivables and Collections.

Sch 5-3

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	AMEND 02/13/2013	20073718805 10/02/2007			Restatement of collateral. All Debtor’s right, title and interest to Receivables and Collections.

Secretary of State, Delaware	ASSGN 02/13/2013	20083332507 10/01/2008		SIRVA Relocation Credit, LLC 700 Oakmont Lake Westmont, IL 60559	Secured Party assignment to: SIRVA Relocation Credit, LLC 700 Oakmont Lake Westmont, IL 60559

Secretary of State, Delaware	ASSGN 02/13/2013	20083334453 10/01/2008		Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Division, as Agent 230 W. Monroe Street, Suite 2405 Chicago, IL 60606	Secured Party assignment to: Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Division, as Agent 230 W. Monroe Street, Suite 2405 Chicago, IL 60606

Secretary of State, Delaware	AMEND 02/13/2013	20083334503 10/01/2008			Restatement of collateral. All Debtor’s right, title and interest to Employee Receivables and/or Employer Receivables under an Included Relocation Services Agreement and Collections thereto.

Secretary of State, Delaware	CONT 02/13/2013	20091372710 04/30/2009			Continuation.

Sch 5-4

Schedule 5 to Guarantee and Collateral Agreement

SIRVA Worldwide, Inc.

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	UCC 02/13/2013	20081400702 04/16/2008	SIRVA Worldwide, Inc. 700 Oakmont Lane Westmont, IL 60559	Harbor Capital, LLC 1364 Estate Lane East Lake Forest, IL 60045 Assignor: Sysix Financial, L.L.C. 3025 Highland Parkway Suite 825 Downers Grove, IL 60515	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	20082032967 06/11/2008	SIRVA Worldwide, Inc. 700 Oakmont Lane Westmont, IL 60559	Sysix Financial, L.L.C. 3025 Highland Parkway Suite 825 Downers Grove, IL 60515	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	20082171211 06/19/2008	SIRVA Worldwide, Inc. 700 Oakmont Lane Westmont, IL 60559	Sysix Financial, L.L.C. 3025 Highland Parkway Suite 825 Downers Grove, IL 60515	Lease of specific equipment.

Sch 5-5

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	ASSGN 02/13/2013	20090260478 01/14/2009		Harbor Capital LLC 1364 Estate Lane East Lake Forest, IL 60045	Secured Party assignment to: Harbor Capital LLC 1364 Estate Lane East Lake Forest, IL 60045

Secretary of State, Delaware	UCC 02/13/2013	20090863529 03/12/2009	SIRVA Worldwide, Inc. 700 Oakmont Lane Westmont, IL 60559	Sysix Financial, L.L.C. 3025 Highland Parkway Suite 825 Downers Grove, IL 60515	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	200908631719 03/12/2009	SIRVA Worldwide, Inc. 700 Oakmont Lane Westmont, IL 60559	Sysix Financial, L.L.C. 3025 Highland Parkway Suite 825 Downers Grove, IL 60515	Lease of specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	20100500771 02/16/2010	SIRVA WORLDWIDE, INC 700 OAKMONT LANE WESTMONT, IL 60559	SOMERSET LEASING CORP. XVIII 612 WHEELERS FARMS ROAD MILFORD, CT 06461	Lease of specific equipment.

Sch 5-6

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	UCC 02/13/2013	20112452723 06/27/2011	SIRVA WORLDWIDE, INC. 700 OAKMONT LANE WESTMONT, IL 60559	MACQUARIE EQUIPMENT FINANCE, LLC 2285 FRANKLIN ROAD SUITE 100 BLOOMFIELD HILLS, MI 48302	Lease of specific equipment.

Secretary of State, Delaware	ASSGN 02/13/2013	20113698936 09/27/2011		CCA FINANCIAL, LLC 7275 GLEN FOREST DRIVE SUITE 100 RICHMOND, VA 23226	Secured Party assignment to: CCA FINANCIAL, LLC 7275 GLEN FOREST DRIVE SUITE 100 RICHMOND, VA 23226

Secretary of State, Delaware	AMEND 02/13/2013	20114032986 10/19/2011			Addition of collateral. Specific equipment.

Secretary of State, Delaware	UCC 02/13/2013	20112494055 06/29/2011	SIRVA WORLDWIDE, INC. 700 OAKMONT LANE WESTMONT, IL 60559	MACQUARIE EQUIPMENT FINANCE, LLC 2285 FRANKLIN ROAD SUITE 100 BLOOMFIELD HILLS, MI 48302	Lease of specific equipment.

Sch 5-7

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	UCC 02/13/2013	20113732750 09/29/2011	SIRVA WORLDWIDE, INC. 700 OAKMONT LANE WESTMONT, IL 60559	CCA FINANCIAL, LLC 7275 GLEN FOREST DRIVE SUITE 100 RICHMOND, VA 23226	Lease of specific equipment.

Secretary of State, Delaware	ASSGN 02/13/2013	20113868794 10/07/2011		FIRST TENNESSEE BANK OF NATIONAL ASSOCIATION 7301 FOREST AVE. SUITE 102 RICHMOND, VA 23226	Assignment of equipment and software subject to Schedule No. 1 of Master Lease Agreement dated 5/25/11.

Secretary of State, Delaware	ASSGN 02/13/2013	20120362923 01/30/2012		WELLS FARGO BANK 1021 E. CARY ST., 7TH FL TWO JAMES CENTER RICHMOND, VA 23219	Assignment of equipment and software subject to Schedule No. 2 of Master Lease Agreement dated 5/25/11.

Sch 5-8

Schedule 5 to Guarantee and Collateral Agreement

JURISDICTION	FILING TYPE/ SEARCHED THRU	FILE NUMBER/ FILE DATE	DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION

Secretary of State, Delaware	UCC 02/13/2013	20114032796 10/19/2011	SIRVA WORLDWIDE, INC. 700 OAKMONT LANE WESTMONT, IL 60559	MACQUARIE EQUIPMENT FINANCE, LLC 2285 FRANKLIN ROAD SUITE 100 BLOOMFIELD HILLS, MI 48302	Lease of specific equipment.

Secretary of State, Delaware	ASSGN 02/13/2013	20114856319 12/19/2011		CCA FINANCIAL, LLC 7275 GLEN FOREST DRIVE SUITE 100 RICHMOND, VA 23226	Secured Party assigns equipment under Schedule No. 2 to the Assignee.

Sch 5-9

Schedule 6 to Guarantee and Collateral Agreement

RECEIVABLES

GRANTOR	ADDRESS
5001 US Highway 30 West
Fort Wayne, IN 46818

SIRVA Worldwide, Inc. and all	700 Oakmont Lane
subsidiaries	Westmont, IL 60559

6200 Oak Tree Boulevard, Suite 300
Independence, OH 44131

457 Crossen Avenue,
Elk Grove Village, IL 60007

110 Limestone Plaza,
Fayetteville, New York 13066

Sch 6-1

Schedule 7 to Guarantee and Collateral Agreement

CONTRACTS

None.

Sch 7-1

Schedule 8 to Guarantee and Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Sch 8-1

Schedule 9 to Guarantee and Collateral Agreement

CONTROLLED ACCOUNT BANKS

Bank of America

Citibank

JPMorgan Chase

Wells Fargo Bank, N.A.

Sch 9-1

ACKNOWLEDGMENT AND CONSENT1

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 27, 2013 (the “Agreement”), made by the Granting Parties (as defined therein) named therein for the benefit of Goldman Sachs Bank USA, as Collateral Agent. The undersigned agrees in favor of the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties (as defined therein) as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms from and after the date hereof insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.3.1 of the Agreement.

3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) and 6.7 of the Agreement.

[NAME OF ISSUER]

By

Title

Address for Notices:

Fax:

[1]	This consent is necessary only with respect to any Issuer of Pledged Stock which is not also a Grantor.

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                     , 20[    ], made by                                         , a                     corporation (the “Additional Granting Party”), in favor of GOLDMAN SACHS BANK USA, as collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, SIRVA Worldwide, Inc., a Delaware corporation (the “Borrower”), SIRVA, Inc., a Delaware corporation (“Holdings”), the Lenders, the Collateral Agent and Goldman Sachs Bank USA, as administrative agent, are parties to a Credit Agreement, dated as of March 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower, Holdings and the other Granting Parties named therein are parties to the Guarantee and Collateral Agreement, dated as of March 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties (as defined in the Guarantee and Collateral Agreement);

WHEREAS, the Additional Granting Party is a member of an Affiliated group of companies that includes the Borrower and the other Granting Parties party to the Guarantee and Collateral Agreement; the proceeds of the extensions of credit to the Borrower under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Borrower and the Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor [, Grantor and Granting Party] [and Grantor] [and Granting Party]2 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Granting Party] [and Grantor] [and Granting Party]3 thereunder. Without limiting the generality of the foregoing, the Additional Granting Party hereby grants and pledges to the Collateral Agent, as collateral security for the full payment (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Guarantor [, Grantor and Granting Party][and Grantor][and Granting Party] thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules             to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Granting Party] [and Grantor] [and Granting Party],4 contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. The Additional Grantor Party also hereby provides the authorizations set forth in Section 7.3 of the Guarantee and Collateral Agreement with respect to the filings described therein (including, without limitation, authorization for the Collateral Agent to file Uniform Commercial Code financing statements describing the Collateral as “all personal property” or “all assets,” in each case “now owned or hereafter acquired by the Grantor or in which the Grantor otherwise has rights”).

2. Governing Law. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[2]	Indicate the capacities in which the Additional Granting Party is becoming a Granting Party. Absent any special circumstances, the Additional Granting Party should be a Guarantor, Grantor and Granting Party.
[3]	Indicate the capacities in which the Additional Granting Party is becoming a Granting Party.
[4]	Indicate the capacities in which the Additional Granting Party is becoming a Granting Party.

2

[ADDITIONAL GRANTING PARTY]

By:
Name: Title:

3

Annex 1-A to

Assumption Agreement